UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_________________________
Filed by Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12
i-80 GOLD CORP.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL GENERAL MEETING
AND
MANAGEMENT INFORMATION CIRCULAR
FOR THE SHAREHOLDERS OF
i-80 GOLD CORP.
TO BE HELD ON JUNE 23, 2026
April 29, 2026
This Management Information Circular is first being mailed to shareholders of i-80 Gold Corp. on or about May 14, 2026.

i-80 GOLD CORP.
150 York Street, Suite 1802
Toronto, Ontario CA M5H 3S5
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN that the annual meeting (the “Meeting”) of the shareholders (the “Shareholders”) of i-80 Gold Corp. (the “Corporation” or the “Company”) will be held on Tuesday, June 23, 2026 at 1:00 p.m. (Toronto time) at the offices of Stikeman Elliott LLP at 199 Bay Street, Suite 5300, Commerce Court West, Toronto, Ontario M5L 1B9, Canada, for the following purposes:
1.to receive the audited financial statements of the Corporation for the financial year ended December 31, 2025, together with the report of the auditor thereon;
2.to set the number of directors at NINE;
3.to elect the directors of the Corporation for the ensuing year;
4.to appoint the auditor of the Corporation for the ensuing year and to authorize the directors of the Corporation to fix the remuneration of the auditor; and
5.to transact such other business as may properly be brought before the Meeting or any adjournment thereof.
Particulars of the foregoing matters are set forth in the accompanying management information circular (the “Circular”, also referred to as the “Proxy Statement”). Please review the Circular carefully and in full prior to voting in relation to the matters set out above as the Circular has been prepared to help you make an informed decision on such matters.
The board of directors of the Corporation (the “Board”) has fixed the close of business on April 27, 2026, as the record date (the “Record Date”) for the determination of Shareholders entitled to receive notice of, and to vote at, the Meeting. Only Shareholders whose names have been entered in the register of Shareholders as of the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Meeting.
All Shareholders are urged to vote on the matters before the Meeting by proxy, which can be submitted electronically, by mail or by telephone as further described herein. Changes to the Meeting date and/or means of holding the Meeting may be announced by way of press release, which would be filed on SEDAR+ (www.sedarplus.ca) and on EDGAR (www.sec.gov) under the Corporation’s issuer profile. Please monitor the Corporation’s press releases and the Corporation’s website for updated information up until the date of the Meeting. We do not intend to prepare an amended management information circular in the event of changes to the Meeting format. Whether or not you are able to attend the Meeting, you are encouraged to provide voting instructions on the enclosed form of proxy as soon as possible. To be included at the Meeting, your completed and executed form of proxy must be received by TSX Trust Company, Suite 301, 100 Adelaide Street West, Toronto, Ontario, M5H 4H1, no later than 1:00 p.m. (Toronto time) on Friday, June 19, 2026 (or no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to any reconvened Meeting in the event of an adjournment of the Meeting) or deposited with the Chairman of the Meeting prior to the commencement of the Meeting or any adjournment thereof. Voting instructions may also be provided by internet or facsimile by following the instructions on the form of proxy. Shareholders may contact TSX Trust for assistance via email at tsxtis@tmx.com or by calling 416-342-1091 (local) or 1-866-600-5869 (toll-free).

In order to reduce printing and mailing costs and as a matter of good environmental stewardship, we will be providing access to the proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, on or about May 14, 2026, we will be sending to most of the Shareholders a notice of availability of proxy materials instead of a paper copy of the Proxy Statement. Shareholders that would like to receive a paper copy may do so by following the instructions in the Proxy Statement.
DATED at Toronto, Ontario this 29th day of April, 2026.

BY ORDER OF THE BOARD

(Signed) “Richard Young” President, Chief Executive Officer and Director

i-80 GOLD CORP.
MANAGEMENT INFORMATION CIRCULAR
April 27, 2026
This management information circular (the “Circular” or “Proxy Statement”) is furnished in connection with the solicitation of proxies by the management of i-80 Gold Corp. (the “Corporation”) for use at the annual meeting (the “Meeting”) of the shareholders of the Corporation (the “Shareholders”) to be held at 1:00 p.m. (Toronto time) on Tuesday, June 23, 2026 and at all adjournments thereof, at the offices of Stikeman Elliott LLP at 199 Bay Street Suite 5300, Commerce Court West, Toronto, Ontario M5L 1B9, Canada, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”). The ability to participate and vote at the Meeting is limited to Shareholders who are present at the Meeting in person or by proxy.
Should any changes to the Meeting format occur, the Corporation will announce any and all such changes by way of news release, which will be filed under the Corporation’s profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.
All dollar amounts in this Circular are expressed in United States dollars, except as otherwise indicated. References to “$” or “US$” are to United States dollars and references to “C$” are to Canadian dollars.
Record Date
The board of directors (the “Board”) of the Corporation has fixed April 27, 2026, as the record date for the determination of Shareholders entitled to receive notice of the Meeting (the “Record Date”). Only Shareholders of record on the Record Date and their duly appointed proxy holders are entitled to attend and vote at the Meeting. As at April 27, 2026, there were 860,551,146 Common Shares issued and outstanding. Each Common Share will entitle the holder thereof to one vote at the Meeting.
GENERAL PROXY INFORMATION
Notice-and-Access
In accordance with the “notice and access” rules of the SEC (as defined below), instead of mailing a printed copy of the proxy materials to all Shareholders, we have elected to furnish such materials to Shareholders by providing access to these documents over the Internet. Accordingly, on or about May 14, 2026, we will send a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) to most of our Shareholders. These Shareholders have the ability to access the proxy materials on a website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials by calling the toll-free number found on the Notice of Internet Availability. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help save natural resources and reduce the cost to print and distribute the proxy materials.
Solicitation of Proxies
The solicitation of proxies will be made primarily by mail pursuant to the “notice and access” procedures described above and may be supplemented by telephone or other personal contact by the directors, officers and employees of the Corporation. Directors, officers and employees of the Corporation will not receive any extra compensation for such activities. The Corporation may also retain, and pay a fee to, one or more professional proxy solicitation firms to solicit proxies from the Shareholders in favor of the matters set forth in the Notice of Meeting. The Corporation may pay brokers or other persons holding common shares of the Corporation (“Common Shares”) in their own names, or in the names of nominees, for their reasonable expenses for sending forms of proxy and this Circular to beneficial owners of Common Shares and obtaining proxies therefrom. The cost of any such solicitation will be borne by the Corporation.
No person is authorized to give any information or to make any representation other than those contained in this Circular and, if given or made, such information or representation should not be relied upon as having been authorized by the Corporation. The delivery of this Circular shall not, under any circumstances, create an implication that there has not been any change in the information set forth herein since the date hereof.
Appointment of Proxies
A registered holder of Common Shares (a “Registered Shareholder”) may vote in person at the Meeting or may appoint another person to represent such Registered Shareholder as proxy and to vote the Common Shares of such Registered Shareholder at the Meeting. In order to appoint another person as proxy, such Registered Shareholder must complete, execute and deliver the form of proxy accompanying this Circular, or another proper form of proxy, in the manner specified in the Notice of Meeting.
The persons named in the form of proxy accompanying this Circular are directors and/or officers of the Corporation. A Shareholder has the right to appoint a person (who need not be a Shareholder), other than the persons designated in the form of proxy, to represent such Shareholder at the Meeting and at any adjournment thereof. Such right may be exercised by either striking out the names of the persons specified in the form of proxy and inserting the name of the person to be appointed in the blank space provided in the form of proxy, or by completing another proper form of proxy and, in either case, delivering the completed and executed form of proxy to TSX Trust Company, Suite 301, 100 Adelaide Street West, Toronto, Ontario, M5H 4H1, no later than 1:00 p.m. (Toronto time) on Friday, June 19, 2026 (or no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to any reconvened Meeting in the event of an adjournment of the Meeting), or depositing the completed and executed form of proxy with the Chairman of the Meeting prior to the commencement of the Meeting or any adjournment thereof. Voting instructions may also be provided by internet or facsimile by following the instructions on the form of proxy. Shareholders may also fax the executed form of proxy via 416-595-9593 or vote online at www.voteproxyonline.com using their 12-digit control number located on their form of proxy.
Revocation of Proxies
A Registered Shareholder who has given a proxy may revoke it by an instrument in writing executed by the Registered Shareholder or by his, her or its attorney authorized in writing or, where the Registered Shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and delivered to the Corporation’s registrar and transfer agent, TSX Trust Company, by fax via (416) 595-9593 or at the following address: 100 Adelaide Street West, Suite 301, Toronto, Ontario, M5H 4H1 at any time up to and including the last business day preceding the day of the Meeting, or if adjourned, any reconvening thereof, or to the Chairman of the Meeting on the day of the Meeting or, if adjourned, any reconvening thereof or in any other manner provided by law. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.
Exercise of Discretion by Proxies
The Common Shares represented by an appropriate form of proxy will be voted or withheld from voting on any ballot that may be conducted at the Meeting, or at any adjournment thereof, in accordance with the instructions of the Shareholder contained on the form of proxy. In the absence of instructions, such Common Shares will be voted in favor of each of the matters described in the Notice of Meeting.
The enclosed form of proxy, when properly completed and signed, confers discretionary authority upon the persons named therein to vote on any amendments to, or variations of, the matters described in the Notice of Meeting and on other matters, if any, which may properly be brought before the Meeting or any adjournment thereof. As at the date hereof, management of the Corporation knows of no such amendments or variations or other matters to be brought before the Meeting. However, if any other matter which is not now known to management of the Corporation should properly be brought before the Meeting, or any adjournment thereof, the Common Shares represented by such form of proxy will be voted on such matter in accordance with the judgment of the person named as proxy thereon.

Signing of Proxy
The form of proxy must be signed by the Shareholder or by the duly appointed attorney thereof authorized in writing or, if the Shareholder is a corporation, by an authorized officer of such corporation. A form of proxy signed by the person acting as attorney of the Shareholder or in some other representative capacity, including an officer of a corporation which is a Shareholder, should indicate the capacity in which such person is signing. A Shareholder or his or her attorney may sign the form of proxy or a power of attorney authorizing the creation of a proxy by electronic signature provided that the means of electronic signature permits a reliable determination that the document was created or communicated by or on behalf of such Shareholder or by or on behalf of his or her attorney, as the case may be.
For those Shareholders who receive a Notice of Internet Availability, the Notice of Internet Availability provides information on how to access their proxy on the Internet, which contains instructions on how to vote. If you received a Notice of Internet Availability, you may request a printed copy of the proxy materials by following the instructions contained in the Notice of Internet Availability. See “Notice-and-Access” above.
Non-Registered Shareholders
Only Registered Shareholders of the Corporation and duly appointed proxy holders are permitted to attend and vote at the Meeting. The Common Shares of a non-registered Shareholder (a “Non-Registered Shareholder”) who beneficially owns Common Shares will generally be registered in the name of either:
(a)an intermediary (an “Intermediary”) with whom the Non-Registered Shareholder deals in respect of the Common Shares (including, among others, banks, trust companies, securities dealers or brokers, trustees or administrators of a self-administered registered retirement savings plan, registered retirement income fund, registered education savings plan and similar plans); or
(b)a clearing agency (such as CDS Clearing and Depository Services Inc. or the Depository Trust Company) of which the Intermediary is a participant.
There are two kinds of beneficial owners: objecting beneficial owners who object to their name being made known to issuers of securities which they own, and non-objecting beneficial owners who do not object to their name being made known to issuers of securities which they own.
With respect to Non-Registered Shareholders, the Corporation has distributed copies of the Notice of Internet Availability or the Notice of Meeting, this Circular and the accompanying form of proxy (collectively, the “Meeting Materials”) to the Intermediaries for onward distribution to Non-Registered Shareholders. The Corporation will pay for an Intermediary to forward proxy materials to Non-Registered Shareholders. In certain circumstances, Intermediaries are required to forward the Meeting Materials to Non-Registered Shareholders unless the Non-Registered Shareholders have waived the right to receive them. Intermediaries often use service companies to forward the Meeting Materials to Non-Registered Shareholders. See “Notice-and-Access”, above.
Subject to and in accordance with the notice and access procedures described above, generally, Non-Registered Shareholders who have not waived the right to receive Meeting Materials will be given either:
(a)a voting instruction form which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Shareholder and returned to the Intermediary or its service company, will constitute voting instructions which the Intermediary must follow. Typically, the voting instruction form will consist of a one-page pre-printed form. Sometimes, instead of the one-page pre-printed form, the voting instruction form will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label with a bar-code and other information. In order for the voting instruction form to validly constitute a form of proxy, the Non-Registered Shareholder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company; or
(b)a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of Common Shares beneficially owned by the Non-Registered Shareholder but which is otherwise not completed by the Intermediary. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Shareholder when submitting the proxy. In this case, the Non-Registered Shareholder who wishes to submit a proxy should properly complete the form of proxy and deposit it with TSX Trust Company, Suite 301, 100 Adelaide Street West, Toronto, Ontario, M5H 4H1.
In either case, the purpose of these procedures is to permit Non-Registered Shareholders to direct the voting of the Common Shares they beneficially own. Should a Non-Registered Shareholder who receives either a voting instruction form or a form of proxy wish to attend the Meeting and vote (or have another person attend and vote on behalf of the Non-Registered Shareholder), the Non-Registered Shareholder should strike out the names of the persons named in the form of proxy and insert the Non-Registered Shareholder’s (or such other person’s) name in the blank space provided or, in the case of a voting instruction form, follow the directions indicated on the form. Non-Registered Shareholders should carefully follow the instructions of their Intermediaries and their service companies, including those instructions regarding when and where the voting instruction form or the form of proxy is to be delivered. See “Notice-and-Access”, above.
A Non-Registered Shareholder who has submitted a voting instruction form or form of proxy may revoke it by contacting the Intermediary through which the Common Shares of such Non-Registered Shareholder are held and following the instructions of the Intermediary respecting the revocation of proxies.
Quorum
The quorum for the transaction of business at any meeting of holders of Common Shares is two Shareholders entitled to vote at the meeting whether in person or by proxy who hold, in the aggregate, at least 5% of the issued and outstanding Common Shares. In the event that a quorum is not present within one-half hour from the time set for the holding of the Meeting, the Meeting stands adjourned to same day in the next week, at the same time and place.
Voting Standards
Broker non-votes occur when a beneficial owner who holds Common Shares through a broker does not provide the broker with voting instructions as to any matter on which the broker is not permitted to exercise its discretion and vote without specific instruction. As a result, the broker will inform the scrutineer that it does not have the authority to vote on the matter with respect to those Common Shares. Broker non-votes may exist in connection with the election of directors and all proposals considered at the Meeting other than the appointment of auditors and the setting of the number of directors at NINE.
Broker non-votes will be counted for purposes of establishing a quorum. However, if a quorum is present, broker non-votes will not be counted as votes in favor of such matter or, in the case of election of directors, as votes “withheld” with respect to such election, and also will not be counted as Common Shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on any matter proposed for consideration at the Meeting.

The following chart describes the proposals to be considered at the meeting, the voting options, the vote required for each matter, and the manner in which votes will be counted:

Matter	Voting Options	Required Vote	Impact of Abstentions or Broker Non-Votes
Setting the Number of Directors at NINE	For; Abstain; Against	Simple majority of votes cast	No effect. (Brokers are permitted to exercise their discretion and vote without specific instruction on this matter. Accordingly, there are no broker non-votes.)
Election of Directors	For; Withhold	Plurality of votes – the NINE nominees receiving the highest number of votes at the meeting will be elected*	No effect. Abstentions and broker non-votes will not be counted in favor or against the proposal.
Appointment of Auditor	For; Withhold	Simple majority of votes cast (only votes “for” are considered votes cast)	No effect (Brokers are permitted to exercise their discretion and vote without specific instruction on this matter. Accordingly, there are no broker non-votes.)
*In an uncontested election, if the number of votes “withheld” for any nominee exceeds the number of votes “for” the nominee, then the Majority Voting Policy requires that the nominee shall tender their written resignation to the Chair of the Board. See “Statement of Corporate Governance Practices” for a description of the Corporation’s Majority Voting Policy.
The Board unanimously recommends that Shareholders vote FOR Setting the Number of Directors at NINE, the Election of Directors and the Appointment of Auditors.
VOTING SECURITIES
The Board has fixed April 27, 2026, as the record date for the determination of the Shareholders entitled to receive notice of the Meeting. Shareholders of record at the close of business on April 27, 2026, will be entitled to vote at the Meeting and at all adjournments thereof.
As at April 27, 2026, there were 860,551,146 Common Shares issued and outstanding. Each Common Share will entitle the holder of record thereof to one vote at the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS
Beneficial ownership is determined in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). Common Shares underlying convertible securities that are exercisable within 60 days following April 27, 2026 are deemed to be outstanding and beneficially owned by the holder for the purpose of computing share and percentage ownership of that holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to the Corporation’s knowledge and as affected by applicable community property laws, all persons listed below have sole voting and investment power for all Common Shares shown as beneficially owned by them. The information concerning the beneficial ownership of our officers and directors is based solely on information provided by those individuals. Unless otherwise indicated, the address for the following Shareholders is c/o i-80 Gold Corp., 199 Bay Street Suite 5300, Commerce Court West, Toronto, Ontario M5L 1B9, Canada.
Directors and Executive Officers Ownership
The following table sets forth certain information regarding the beneficial ownership of Common Shares as of April 27, 2026 by: (i) each of the Corporation’s directors; (ii) each of the Named Executive Officers; and (iii) all of the Corporation’s current executive officers and directors as a group. Unvested restricted share units (RSUs) and performance share units (PSUs) are not included as they are not settled within 60 days.

Directors and Executive Officers Ownership As of April 27, 2026
	Title of Class				Amount & Nature of Beneficial Ownership
Beneficial Owner	Common Shares	Options(1)	Warrants (1)	Deferred Share Units(2)	Number Beneficially Owned(3)(4)	Percent Beneficially Owned(3)
Named Executive Officers and Directors
Richard Young	5,337,000	—	647,500	—	5,984,500	*
Ryan Snow	291,181	840,644	50,000	—	1,181,825	*
Paul Chawrun	140,000	—	70,000	—	210,000	*
David Savarie	300,950	—	10,000	—	310,950	*
Leily Omoumi	64,560	—	10,000	—	74,560	*
Non-Employee Directors
John Begeman	817,710	354,698	25,000	260,701	1,458,109	*
Ronald Butler	50,530	—	—	—	50,530	*
Ron Clayton	480,000	345,635	140,000	350,494	1,316,129	*
Arthur Einav	—	133,698	—	487,257	620,955	*
Michael Jalonen	—	—	—	6,217	6,217	*
Cassandra Joseph	—	—	—	337,409	337,409	*
John Seaman	387,837	133,698	—	233,785	755,320	*
Steven Yopps	—	—	—	6,217	6,217	*
Current Named Executive Officers & Non-Employee Directors as a group (13 total)	7,869,768	1,808,373	952,500	1,682,080	12,312,721	1.42%
(*) indicates ownership less than 1%.
(1)Reflects Common Shares issuable within 60 days of the Record Date upon the exercise of incentive stock options ("Options") and warrants.
(2)Deferred Share Units ("DSUs") represent the right to receive one common share per unit, are immediately vested and non-forfeitable upon grant, and are settleable in Common Shares upon the holder's retirement from the Board.
(3)The number of Common Shares beneficially owned and the percentage of Common Shares beneficially owned are based on 860,551,146 Common Shares issued and outstanding as of April 27, 2026 and including potentially dilutive shares as described below for each beneficial owner.
(4)Does not include Options, DSUs, RSUs or PSUs held by such individuals, unless those convertible securities are exercisable within 60 days of the Record Date.

Certain Other Beneficial Owners
The following table shows persons known to us to be the beneficial owner of more than 5% of our outstanding Common Shares as of April 27, 2026 and is based on public filings disclosed as of that date. Except as set out below, the Corporation is not aware of any person or entity who owns more than 5% of the outstanding Common Shares.

Other Beneficial Ownership As of April 27, 2026
Beneficial Owner	Number Beneficially Owner	Percent Beneficially Owned(1)
Condire Management GP Holdings, LLC(3)	81,739,583	9.43%
Daniel Kaufman(4)	51,819,687	5.98%
Sprott Inc.(5)	43,599,471	5.03%
(1)The number of Common Shares beneficially owned and the percentage of Common Shares beneficially owned are based on 860,551,146 Common Shares issued and outstanding as of April 27, 2026 and including potentially dilutive shares as described below for each beneficial owner.
(2)The Corporation makes no representations as to the accuracy or completeness of the information in the filings reported in footnotes 3-5.
(3)This information is based solely on a Schedule 13G/A filed by Condire Management GP Holdings, LLC ("Condire") with the SEC on November 14, 2025, which reported ownership as of September 30, 2025 (the “Condire 13G”). According to the Condire 13G, Condire has shared voting power and shared dispositive power with respect to 81,739,583 Common Shares. The address of Condire is 1717 McKinney Ave., Suite 850, Dallas, Texas 75202.
(4)This information is based solely on a Schedule 13G filed by Daniel Kaufman with the SEC on January 9, 2026, which reported ownership as of December 31, 2025 (the “Kaufman 13G”). According to the Kaufman 13G, Mr. Kaufman has sole voting power and sole dispositive power with respect to 51,819,687 Common Shares. The address of Mr. Kaufman is 151 Calle de San Francisco, San Juan, PR 00901.
(5)This information is based on a Schedule 13G/A jointly filed by Sprott Inc. (“Sprott”) and Sprott Asset Management USA Inc. (“Sprott USA”) with the SEC on November 11, 2024, which reported ownership as of September 30, 2024 (the “Sprott 13G”). According to the Sprott 13G, Sprott has shared voting power and shared dispositive power with respect to 23,951,673 Common Shares, and Sprott USA has shared voting power and shared dispositive power with respect to 19,647,798 Common Shares. The address of Sprott is 200 Bay Street, Suite 2600, Toronto, ON M5J 2J1. The address of Sprott USA is 320 Post Road, Suite 230, Darien CT 06820.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) requires our directors and executive officers, as well as beneficial owners of more than 10% of our Common Shares, to file initial reports of ownership and reports of changes of ownership of Company securities with the SEC. Based on a review of these reports, written representations from our directors and executive officers, and applicable regulations, we believe that we complied with the required reports for the fiscal year ended December 31, 2025, except for the late filing of a Form 4 for Mr. John Seaman which was filed on December 12, 2025 in connection with a purchase of the company’s Common Shares on December 9, 2025.

BUSINESS OF THE MEETING
1.Receiving the Financial Statements
The audited financial statements of the Corporation for the financial year ended December 31, 2025, together with the report of the auditor thereon, have been mailed to the Corporation’s registered and beneficial Shareholders who requested to receive them. The financial statements are also available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. The financial statements of the Corporation for the year ended December 31, 2025, together with the report of the auditor thereon, will be placed before the Meeting.
2.Setting the Number of Directors
Management proposes to nominate the persons named under the heading “Election of Directors” for election as directors of the Corporation. It is proposed to set the number of directors at NINE. This requires the approval of the Shareholders by an ordinary resolution, which approval is being sought at the Meeting. The persons named in the form of proxy accompanying this Circular intend to vote FOR the number of directors of the Corporation to be set at NINE, unless the Shareholder who has given such proxy has directed that the Common Shares represented by such proxy be voted against setting the number of directors of the Corporation at NINE.
3.Election of Directors
The directors of the Corporation are to be elected in accordance with the Corporation’s majority voting policy (see “Statement of Corporate Governance Practices – Majority Voting Policy”). Each director elected will hold office until the close of the next annual meeting of the Shareholders following his or her election unless his or her office is earlier vacated in accordance with the articles of the Corporation.
Director Nominee Overview
The Corporate Governance and Nominating Committee regularly evaluates the expertise and needs of the Board to determine the Board’s membership and size. As part of this evaluation, the Corporate Governance and Nominating Committee considers skills, education, industry expertise, business experience, geographic, and international experience and other background in the selection of candidates to serve on the Board.

Director Skills and Qualifications

i-80 Gold's directors are expected to have strong oversight capabilities - derived from prior public company experience either as an advisor or board member - with the ability to contribute to the development and execution of the Company’s strategy and to effectively oversee the Company's risk management processes. The Board maintains a matrix that identifies the skills and experiences the Board believes are required in order for it to oversee and effectively support the Corporation's strategic goals, including board service, extractive industry and mining, audit and accounting, finance and capital markets, legal compliance, government affairs, human resources and compensation, health and safety, environmental and social responsibility, permitting, and senior executive leadership.

Each of the 2026 Director nominees possess the following relevant skills and qualifications:

RATING SCALE	DEFINITION
1 = Competent	Peripheral exposure through cross-functional interactions.
2 = Stronger Proficiency	Competent experience garnered from working in function or very closely with this function. Strong executive level experience in specific area for some portion of career.
3 = Expertise	Expert and executive level experience in specific area for most of career and/or primary educational background and training.

	Begeman	Butler	Clayton	Einav	Gottesfeld(1)	Jalonen	Joseph	Yopps	Young
COMPETENCY
Audit / Accounting	2	3	2	2	2	3	2	2	3
Capital Markets / Finance	2	2	2	3	2	3	2	1	3
Extractive Industry	3	2	3	2	2	2	2	3	3
Legal Compliance	2	3	2	3	3	1	3	2	2
Government / Regulatory Affairs	3	3	2	3	3	1	3	2	2
Risk Management	3	3	3	3	3	2	3	2	3
Human Resources / Compensation	3	3	3	3	3	2	3	2	3
Metallurgy / Geology	2	1	2	1	2	3	1	3	2
Health & Safety	3	1	3	1	2	1	2	3	2
Environmental & Social Responsibility	3	3	3	2	3	2	3	3	3
Senior Executive Leadership	3	3	3	3	2	1	2	1	3

TENURE AND AGE
Tenure (Years)	5	0.5	5	5	N/A	0.5	2	0.5	1.5
Average Tenure	2.5
Age	72	57	67	50	58	66	54	63	63
Average Age	61
(1) Mr. Gottesfeld is a nominee for director and not an incumbent.

2026 Director Nominees

Each of the NINE persons named below is a nominee for election as a director at the Meeting for a term of one year or until his/her successor is elected and qualified. All nominees are currently serving as directors of the Company save for Mr. Gottesfeld who is a new nominee. Mr. Yopps, Mr. Butler and Mr. Jalonen were each appointed to the Board effective February 1, 2026, to strengthen the Board's depth of experience in mining operations, finance, audit and accounting, mineral processing and capital markets. Unless authority is withheld, the proxies will be voted for the election of such nominees. If any such nominees cannot be a candidate for election at the Meeting, then the proxies will be voted for a substitute nominee designated by the Board.

The following table sets forth certain information regarding each of the persons nominated for election as a director of the Corporation, including their name, age, residence, principal occupation, the date on which they became a director of the Corporation and the number of Common Shares, deferred share units (“DSUs”), restricted share units (“RSUs”), performance share units (“PSUs”) and incentive stock options (“Options”), each of which are issued and governed by the Corporation’s Omnibus Incentive Plan, as well as Warrants of the Corporation beneficially owned by each nominee or over which each nominee exercises control or direction.
The cash retainer is paid in four equal installments, quarterly in arrears and may be taken 100% in cash or 100% by way of DSUs, in accordance with the Corporation’s Omnibus Incentive Plan. "Market Value" of the Securities held by the nominee directors, as used in the following tables, is calculated as at the Record Date (April 27, 2026) using the closing price of our Common Shares on the TSX on that date (C$2.16) and converted into US$ at an exchange ratio of US$1 = C$1.3615. "Market Value" of options is calculated based on the difference between the closing price of our Common Shares on the TSX on the Record Date and the exercise price of the option and converted into US$ at an exchange ratio of US$1 = C$1.3615. The information as to the number of Common Shares beneficially owned, controlled or directed has been furnished by the respective nominee as of the Record Date.

John Begeman
Director since: April 2021 | Independent
Professional Mining Engineer | Age: 72 | South Dakota, USA
Voting Results: 2025: 84.7% For | 2024: 82.6% For

Mr. Begeman is a Professional Mining Engineer with over 40 years of mining experience. Along with i-80 Gold, he is also a director for Allied Gold Corp and Pan American Silver. He recently sat on the board of directors of Yamana Gold Inc. He served on the board of Premier Gold Mines Limited in 2006 and became its Chairman in 2015. He has previously served as the President and Chief Executive Officer of Avion Gold Corporation (2008 to 2012), President and Chief Executive Officer and director of Valencia Ventures Ltd. (2008 to 2010), Chief Operating Officer of Zinifex Canada Inc. (2006 to 2008) and as Vice President, Western Operations of Goldcorp from 2000 to 2006. Mr. Begeman holds a B.S. in Mining Engineering, an M.S. in Engineering Management and an MBA. He has completed the Rotman-ICD Directors Education program and is a member of the Institute of Corporate Directors with the ICD.D designation. He is also a member of the National Association of Corporate Directors and is NACD Directorship Certified.

2025 Meeting Attendance		Other Directorships with Reporting Entities
Board of Directors	8/8	•Pan American Silver Corp.
Compensation Committee (Chair)	4/4	•Allied Gold Corporation
Audit Committee	4/4
CG&N Committee	6/6

2025 Compensation		Securities Held as at April 27, 2026		Market Value
Total cash retainer	$62,500	Common Shares	817,710	$1,297,285
Value of DSU Grants	$105,000	Options	354,698	$50,944
		RSUs/DSUs	279,932	$444,108
		Warrants	25,000	$39,662
		Meets share ownership requirement

Ronald Butler
Director since: February 2026 | Independent
Certified Public Accountant | Age: 57 | Arizona, USA
Voting Results(1): 2025: N/A | 2024: N/A

Mr. Butler is a Certified Public Accountant with more than 30 years of experience in audit, financial and strategic planning, operational excellence, digital transformation, and corporate governance across industries including mining and metals, energy, technology, and consumer products. Mr. Butler spent 29 years with Ernst & Young LLP (EY) in Arizona, most recently serving as Managing Partner from 2008 until his retirement in 2024. From 2022 to 2024, he also served as EY’s U.S. Mining & Metals Leader, where he led national strategy and drove client and business growth, advising major mining companies such as Freeport-McMoRan and Newmont Corporation. As Managing Partner, Mr. Butler led EY Arizona’s growth initiatives and strategic ventures, including public-sector programs focused on cost reduction, grants management, real estate optimization, and technology enablement. He also served on the Executive Committee for the City of Phoenix’s US$500 million General Obligation Bond Program and was a senior member of EY’s West Region Executive Leadership Team. During his tenure, he oversaw more than 500 professionals and advised a broad range of midsize and multinational public and private companies. Since his retirement in 2024, Mr. Butler has been engaged in board service and other corporate governance activities. Mr. Butler holds a BSc in Accountancy from the University of Arizona.

2025 Meeting Attendance(1)		Other Directorships with Reporting Entities
Board of Directors	N/A	•Pinnacle West Capital Corporation

2025 Compensation(1)		Securities Held as at April 27, 2026		Market Value
Total cash retainer	$—	Common Shares	50,530	$80,165
Value of DSU Grants	$—	Options	—	$—
		DSUs	21,766	$34,531
		Warrants	—	$—
Has until February 1, 2031 to meet share ownership requirement

(1)Mr. Butler was appointed as a director of the Corporation on February 1, 2026.

Ron Clayton, Non-Executive Chairman
Director since: April 2021 | Independent
Mining Executive | Age: 67 | Nevada, USA
Voting Results: 2025: 94.6% For | 2024: 94.2% For

Mr. Clayton is currently serving as director and Non-Executive Chairman of the Corporation. Mr. Clayton previously acted as President and Chief Executive Officer of 1911 Gold Corporation (January 2019 to March 2022) and as a director of 1911 Gold Corporation (December 2018 to May 2022), a director of Gold Standard Ventures Corporation (January 2018 to August 2022), a director of Mayfair Gold Corporation (June 2020 to May 2021), President, Chief Executive Officer and a director of Tahoe Resources Inc. (August 2016 to June 2018), Chief Operating Officer of Tahoe Resources Inc. (March 2010 to August 2016) and Chief Operating Officer of Hecla Mining Co. (October 2002 to March 2010). Mr. Clayton earned his Bachelor of Science degree in Mining Engineering from the Colorado School of Mines. He is also a graduate of the Tuck Executive Program at Dartmouth College.

2025 Meeting Attendance		Other Directorships with Reporting Entities
Board of Directors	8/8	•None
TSS Committee (Chair)	5/5

2025 Compensation		Securities Held as at April 27, 2026		Market Value
Total cash retainer	$105,000	Common Shares	480,000	$761,513
Value of DSU Grants	$130,000	Options	345,635	$—
		DSUs	376,135	$596,733
		Warrants	140,000	$222,108
		Meets share ownership requirement

Arthur Einav
Director since: April 2021 | Independent
Lawyer | Age: 50 | Ontario, Canada
Voting Results: 2025: 84.0% For | 2024: 96.9% For

Mr. Einav is Co-Chief Operating Officer and General Counsel at Sprott Inc., having joined the firm in 2010. Before joining Sprott, Mr. Einav was an associate at Davis Polk & Wardwell LLP and McCarthy Tétrault LLP. He holds a Bachelor of Laws degree and a Masters in Business Administration from Osgoode Hall Law School and the Schulich School of Business. Mr. Einav also holds a Bachelor of Science degree from the University of Toronto, is a member of the Law Society of Upper Canada and the New York State Bar, and holds the ICD.D designation from the Institute of Corporate Directors.

2025 Meeting Attendance		Other Directorships with Reporting Entities
Board of Directors	6/8	•None
Audit Committee	4/4
CG&N Committee	5/6

2025 Compensation		Securities Held as at April 27, 2026		Market Value
Total cash retainer(1)	$55,000	Common Shares	—	$—
Value of DSU Grants	$105,000	Options	133,698	$—
		DSUs	506,488	$803,536
		Warrants	—	$—
		Meets share ownership requirement

(1)For the year 2025, Mr. Einav received his director fees in the form of DSUs in lieu of cash.

Stephen Gottesfeld
Director since: Nominee | Independent
Mining Executive | Age: 58 | Colorado, USA
Voting Results(1): 2025: N/A | 2024: N/A

Stephen Gottesfeld is an accomplished legal and sustainability executive with nearly 30 years of experience in the mining industry. He spent more than 25 years with Newmont Corporation, retiring in 2022, and now provides advisory services on business strategy, sustainability, governance, and legal and government affairs. Mr. Gottesfeld is a strategic advisor to Resolve, an independent NGO that delivers sustainable solutions to social, health, and environmental challenges, and to its affiliate, Regeneration, which focuses on re‑mining, reprocessing, and mine‑site restoration. Mr. Gottesfeld has extensive experience in legal, environmental, sustainability, and governance matters across global exploration, project development, mining operations, and closure. During his tenure at Newmont, he served on the Executive Leadership Team for almost a decade, including as Executive Vice President, Chief Sustainability and External Affairs Officer, and as Executive Vice President, General Counsel and Corporate Secretary. In these and prior officer roles, he oversaw a wide range of global functions, including business integrity and compliance, communications, legal and land, security, and sustainability (environmental, government relations and regulatory affairs, and social responsibility). Mr. Gottesfeld’s prior Board experience includes the Board of Directors and Audit Committee of Continental Gold, the Board of Directors of the Colorado Mining and National Mining Associations, and the Board of Trustees of the Colorado Legal Aid Foundation. Before joining Newmont, Mr. Gottesfeld was an attorney at Holland & Hart, LLP. Mr. Gottesfeld holds a Juris Doctor from the University of Denver, College of Law, a Master’s in International Affairs from the University of Denver, Graduate School of International Studies (Korbel School), and a Bachelor of Arts in Economics from The Colorado College.

2025 Meeting Attendance(1)		Other Directorships with Reporting Entities
Board of Directors	N/A	•None

2025 Compensation(1)		Securities Held as at April 27, 2026		Market Value
Total cash retainer	$—	Common Shares	—	$—
Value of DSU Grants	$—	Options	—	$—
		DSUs	—	$—
		Warrants	—	$—
Has until June 23, 2031 to meet share ownership requirement

(1)Mr. Gottesfeld is standing for election at the forthcoming Annual General Meeting.

Michael Jalonen
Director since February 2026 | Independent
Chartered Financial Analyst | Age: 66 | Ontario, Canada
Voting Results(1): 2025: N/A | 2024: N/A

Mr. Jalonen is a Chartered Financial Analyst with nearly 40 years of mining and capital markets experience, including over 30 years as a highly respected mining analyst at Bank of America Securities (BofA). He served as Managing Director and North American Senior Precious Metals Research Analyst until his retirement in 2022 and was consistently ranked among the leading mining analysts in North America. In this role, Mr. Jalonen led coverage and investment recommendations for 30 senior and intermediate precious metals producers, as well as royalty and streaming companies. He developed detailed operating and financial models, performed valuation analyses, and authored numerous thematic industry reports. Prior to that, Mr. Jalonen served as Global Coordinator for BofA’s Metals, Mining & Steel research team, overseeing a global group of analysts, publishing thematic research on precious and base metals, and organizing the firm’s flagship global mining conference. He began his career as a geologist. Since his retirement in 2022, Mr. Jalonen has remained active in the mining industry through board service and other corporate governance activities. Mr. Jalonen holds an MBA in Finance from the DeGroote School of Business and a BSc (Hons) in Geology from the University of Windsor.

2025 Meeting Attendance(1)		Other Directorships with Reporting Entities
Board of Directors	N/A	•Honey Badger Silver

2025 Compensation(1)		Securities Held as at April 27, 2026		Market Value
Total cash retainer	$—	Common Shares	—	$—
Value of DSU Grants	$—	Options	—	$—
		DSUs	27,983	$44,395
		Warrants	—	$—
Has until February 1, 2031 to meet share ownership requirement

(1)Mr. Jalonen was appointed as a director of the Corporation on February 1, 2026.

Cassandra Joseph
Director since May 2024 | Independent
Mining Executive | Age: 54 | Nevada, USA
Voting Results: 2025: 92.2% For | 2024: 97.4% For

Ms. Joseph is General Counsel and Corporate Secretary of Ivanhoe Electric. She is a mining industry executive with over 20 years of experience in corporate, environmental and intellectual property law. Before joining Ivanhoe Electric in February of 2023, Ms. Joseph was Senior Vice President and General Counsel for Nevada Copper since 2019. Prior to Nevada Copper, she served as Vice President, Associate General Counsel, Corporate Secretary, and Chief Compliance Officer for Nevada-based Tahoe Resources prior to its sale to Pan American Silver. Ms. Joseph also worked in the Nevada Attorney General’s Office, representing the Division of Environmental Protection, the Division of Water Resources, and other agencies within the Department of Natural Resources. She holds a Juris Doctor from Santa Clara University School of Law and a Bachelor of Arts from the University of California, Berkeley. Ms. Joseph was a director of Bunker Hill Mining Corp. until June of 2024, a director of Century Lithium Corp. until June 2023 and a director of Gold Standard Ventures Corp. until July 2022 when it was acquired by Orla Mining Ltd.

2025 Meeting Attendance		Other Directorships with Reporting Entities
Board of Directors	8/8	•None
Compensation Committee	4/4
CG&N Committee(2)	2/2
TSS Committee	4/5

2025 Compensation		Securities Held as at April 27, 2026		Market Value
Total cash retainer(1)	$56,250	Common Shares	—	$—
Value of DSU Grants	$75,000	Options	—	$—
		DSUs	337,409	$535,294
		Warrants	—	$—
Meets share ownership requirement

(1)For the year 2025, Ms. Joseph received her director fees in the form of DSUs in lieu of cash.
(2)Ms. Joseph was appointed to the CG&N Committee and appointed as Chairperson of the committee in Q4 2025.

Steven Yopps
Director since February 2026 | Independent
Metallurgical Engineer | Age: 63 | Nevada, USA
Voting Results(1): 2025: N/A | 2024: N/A

Mr. Yopps is a metallurgical engineer and accomplished mining executive with more than 35 years of operational, technical, project development, and regulatory experience across Nevada’s premier gold districts. His career spans senior roles at AngloGold Ashanti, Nevada Gold Mines, and Barrick Mining, where he led large-scale autoclave, roaster, and refractory processing operations, advanced complex feasibility studies, and executed district-level growth strategies that transformed regional mining portfolios. Most recently, Mr. Yopps served as a Vice President for Nevada Projects for AngloGold Ashanti from 2021 through to his retirement in 2025. In this role, he led technical and exploration teams who were responsible for growing the Nevada resource base, advancing the feasibility study and NEPA permitting for the North Bullfrog project, and supporting the integration of acquisitions within the Beatty district to establish a top-tier mining district in southern Nevada. Previously, Mr. Yopps was Manager of Growth Projects for Nevada Gold Mines (“NGM”), where he led the long-term processing and refractory ore transportation strategy following the Newmont–Barrick joint venture, multiple pre-feasibility studies at Cortez, and refractory ore research and development programs. He has authored peer-reviewed research on Carlin-type refractory gold processing and pressure oxidation technologies. Prior to his role at NGM, he spent more than 25 years in senior technical and operational roles, including serving as General Manager of the Ruby Hill Mine (currently i-80 Gold’s wholly owned Ruby Hill property) and managing Goldstrike’s autoclave, roaster, and mill facilities for more than a decade, delivering best-in-class safety and operational performance. Mr. Yopps holds a BSc and MSc in Metallurgical Engineering from the Colorado School of Mines and is a Qualified Person recognized by the Mining & Metallurgical Society of America.

2025 Meeting Attendance(1)		Other Directorships with Reporting Entities
Board of Directors	N/A	•None

2025 Compensation(1)		Securities Held as at April 27, 2026		Market Value
Total cash retainer	$—	Common Shares	—	$—
Value of DSU Grants	$—	Options	—	$—
		DSUs	27,983	$44,395
		Warrants	—	$—
Has until February 1, 2031 to meet share ownership requirement

(1)Mr. Yopps was appointed as a director of the Corporation on February 1, 2026.

Richard Young, President and Chief Executive Officer
Director since September 2024 | Non-Independent
Mining Executive | Age: 63 | Ontario, Canada
Voting Results: 2025: 96.7% For | 2024: N/A

Prior to joining i-80 Gold in September of 2024, Mr. Young served as President and CEO of Argonaut Gold from December 2022 until it was acquired by Alamos Gold Inc. in July of 2024. Prior to that, Mr. Young was the founder and eventually CEO of Teranga Gold Corporation, playing a key role in Teranga’s transformation from a single asset producer into a successful low-cost, mid-tier gold producer that was ultimately acquired by Endeavour Mining PLC in 2021 for more than C$2.5B. During his career, Mr. Young has been responsible for implementing award-winning sustainability programs, including the 2008 and 2017 PDAC Sustainability Award, and the 2020 UN Global Compact Canada SDG Accelerator Award. Mr. Young is a Chartered Professional Accountant.

2025 Meeting Attendance(1)		Other Directorships with Reporting Entities
Board of Directors	8/8	•None

2025 Compensation(2)		Securities Held as at April 27, 2026		Market Value
Total cash retainer	N/A	Common Shares	5,337,000	$8,467,073
Value of DSU Grants	N/A	Options	—	$—
		RSUs	2,559,277	$4,060,256
		PSUs(3)	1,157,408	$1,836,211
		Warrants	647,500	$1,027,249
		Meets share ownership requirement

(1) As the CEO, Mr. Young is not a formal member of the standing committees of the Board, however he does attend all committee meetings on the invitation of the Chair.
(2) As an executive director, Mr. Young is not compensated separately for his service on the Board or attendance at any standing committees of the Board.
(3)For the purposes of assessing the Executive Ownership Requirement PSUs are not included.

Based on the disclosure available on the System for Electronic Disclosure by Insiders, as of the Record Date, the director nominees, as a group, beneficially owned, or exercised control or direction over, directly or indirectly, an aggregate of 6,685,240 Common Shares, representing approximately 0.78% on a non-diluted basis.
Other than as described below, none of the nominees for election as a director of the Corporation is, or has been, within the ten years prior to the date hereof:
(a)a director, chief executive officer or chief financial officer of any company that was subject to a cease trade order, an order similar to a cease trade order or an order that denied such company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days and that was issued while that person was acting in the capacity as director, chief executive officer or chief financial officer or that was issued after that person ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in such capacity; or
(b)a director or executive officer of any company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.
Mr. Arthur Einav was a director of RII North America Inc. on behalf of a company managed by an affiliate of Sprott Inc. On November 19, 2018, RII North America Inc. filed an assignment in bankruptcy under the Bankruptcy and Insolvency Act (Canada).

None of the nominees for election as a director of the Corporation has within the ten years prior to the date hereof:
(a)become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold his or her assets; or
(b)been subject to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.
The persons named in the form of proxy accompanying this Circular intend to vote FOR the election of each of the nominees whose names are set forth above, unless the Shareholder who has given such proxy has directed that the Common Shares represented by such proxy be withheld from voting in respect of the election of such nominee. Management of the Corporation does not contemplate that any of the nominees will be unable to serve as a director of the Corporation for the ensuing year, however, if that should occur for any reason at or prior to the Meeting or any adjournment thereof, the persons named in the form of proxy accompanying this Circular have the right to vote for the election of the remaining nominees and may vote for the election of a substitute nominee in their discretion.
4.Appointment of Auditor
It is proposed that Grant Thornton LLP (USA) (“Grant Thornton”) be appointed as the auditor of the Corporation to hold office until the close of the next annual meeting of the Shareholders and that the directors of the Corporation be authorized to set the auditor’s remuneration. Grant Thornton is currently the auditor of the Corporation and has been the auditor of the Corporation since December 5, 2022.
To the Corporation’s knowledge, a representative from Grant Thornton will be present at the Meeting and will be available to respond to appropriate questions. The representative from Grant Thornton will also be permitted to make a statement if he or she so desires.
The persons named in the form of proxy accompanying this Circular intend to vote FOR the appointment of Grant Thornton as the auditor of the Corporation until the close of the next annual meeting of the Shareholders or until its successor is appointed and the authorization of the directors of the Corporation to fix the remuneration of Grant Thornton, unless the Shareholder who has given such proxy has directed that the Common Shares represented by such proxy be withheld from voting in respect of the appointment of Grant Thornton as the auditor of the Corporation.
OTHER BUSINESS
Management is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the form of proxy to vote the Common Shares represented thereby in accordance with their best judgment on such matter.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Except as disclosed in this Proxy Statement, there are no material interests, direct or indirect, of any director, executive officer, director nominee, or any associate or affiliate thereof, in any matter to be acted upon at the Meeting, other than the election of directors and the appointment of auditors.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
Richard Young – President, Chief Executive Officer & Director
Please refer to the information provided above in the subsection “Election of Directors.”
Ryan Snow – Executive Vice-President, Chief Financial Officer
Mr. Snow, age 43, is a mining finance professional with over 20 years of experience in financial management and reporting in both Canada and the United States (IFRS and US GAAP), internal controls, M&A, risk management and taxation. Mr. Snow has been employed by Premier Gold Mines USA, Inc., a subsidiary of i‑80 Gold Corp., since April 8, 2021. Prior to joining i-80, Mr. Snow served most recently as Vice-President of Finance for Nevada Copper, where he helped to secure project financing and restructure debt during the construction and production ramp up of the Pumpkin Hollow mine. Mr. Snow was the Vice-President, Finance and Controller for Tahoe Resources during which time he oversaw the financial aspects of the Sarbanes-Oxley implementation, two business acquisitions, and progressed the Escobal mine in Guatemala and the Shahuindo Mine in Peru through construction to commercial production. He began his professional career at Hecla Mining Company and holds a B.B.A. in Accounting (with distinction) from Gonzaga University.
William Paul Chawrun – Executive Vice-President, Chief Operating Officer
Paul Chawrun, age 60, is an executive mining engineer with over 30 years of technical, operating, and corporate leadership experience, after beginning his career as an exploration geologist. His work spans a range of commodities, with a focus on gold mining and a proven track record of permitting, building, and operating gold mines globally. Mr. Chawrun has been employed by i‑80 Gold Corp., since April 30, 2025. Prior to joining i-80, Mr. Chawrun served as COO and Executive Vice President at Centerra Gold from September 1, 2022 to March 31, 2025. Prior to that, he was COO of Teranga Gold from September 2012 until March 2021 following its acquisition by Endeavour Mining, playing a key role in transitioning the company from a single asset to a multi-asset West African mid-tier gold producer. He previously held senior management roles in operations at Fording Inc. and Suncor Energy, as well as technical services and corporate development roles at various mine development companies, including Detour Gold where he oversaw the technical development of the Detour Lake Project. Mr. Chawrun holds a Bachelor of Science in Mining Engineering from Queen's University, a Bachelor of Science in Geology from McMaster University, and a Master of Business Administration from Athabasca University.
Dave Savarie – Executive Vice-President, General Counsel
Mr. Savarie, age 53, is an Ontario qualified corporate commercial lawyer with 25+ years of experience in multiple jurisdictions and industries as both inside and outside counsel, senior business executive and company director. Mr. Savarie has been employed by i‑80 Gold Corp., since November 12, 2024. For the last 17 years, Mr. Savarie has worked exclusively within the gold mining sector assisting in the development, permitting, financing and operations of projects across Eastern Europe, West Africa and North America. Prior to joining i-80, Mr. Savarie served as SVP, General Counsel, Corporate Affairs & People at Teranga Gold Corporation from 2011 until its acquisition by Endeavour Mining in February of 2021, and thereafter as SVP, General Counsel at Argonaut Gold Inc. until its acquisition by Alamos Gold in July 2024. Mr. Savarie received his LLB from Queen’s University (Kingston Ontario) in 1999 and prior to that a Bachelor of Arts (History) from the University of Western Ontario.

Leily Omoumi - Senior Vice-President, Corporate Development & Strategy
Ms. Omoumi, age 47, brings more than two decades of experience across the mining industry and capital markets. She has been employed with i‑80 Gold Corp. since November 2024. Prior to joining i-80, from 2022 to 2024, she held senior corporate development and strategy roles with companies in the public mining sector, including Argonaut Gold Inc. until its acquisition by Alamos Gold in July 2024. Previously, Ms. Omoumi served as Vice President, Corporate Development at Teranga Gold, a mid-tier gold producer, from 2019 to 2021. In this capacity, she played an integral role in advancing the company’s strategic direction and executed two landmark M&A transactions, including the eventual sale of Teranga Gold to Endeavour Mining. Before transitioning to corporate development, Ms. Omoumi built an extensive background in capital markets. She was a Senior Analyst at BMO Asset Management from 2014 to 2019, covering mining and oil and gas equities, following her tenure as an Equity Research Analyst covering precious metals at Scotia Capital. Ms. Omoumi began her career in a technical capacity at Hatch Consulting, working on various global mining projects. She holds a Bachelor of Applied Science in Mechanical Engineering and an MBA from the University of Toronto.

STATEMENT OF EXECUTIVE COMPENSATION
When used in this section, the term “NEO” or “Named Executive Officer” means each of the following individuals: (i) all individuals who served as the Chief Executive Officer of the Corporation at any time during the last completed fiscal year; (ii) the Chief Financial Officer of the Corporation; (iii) each of the three most highly compensated executive officers of the Corporation, including any of its subsidiaries, or the three most highly compensated individuals acting in a similar capacity, other than the Chief Executive Officer and Chief Financial Officer, at the end of the most recently completed financial year whose total compensation was, individually, more than C$150,000 for that financial year; and (iv) each individual who would be an NEO under paragraph (iii) but for the fact that the individual was neither an executive officer of the Corporation or its subsidiaries, nor acting in a similar capacity, at the end of that financial year. For the financial year ended December 31, 2025, the Named Executive Officers of the Corporation were the following:
•Richard Young, President, Chief Executive Officer and Director;
•Ryan Snow, Executive Vice President & Chief Financial Officer;
•William Paul Chawrun, Executive Vice President & Chief Operating Officer (Appointed April 30, 2025);
•David Savarie, Executive Vice President, General Counsel; and
•Leily Omoumi, Senior Vice-President, Corporate Development & Strategy.

All dollar amounts in this Circular are expressed in United States dollars, except as otherwise indicated. References to “$” or “US$” are to United States dollars and references to “C$” are to Canadian dollars.
Emerging Growth Company Status
The Corporation is an “emerging growth company” as defined in section 3(a) of the Exchange Act (as amended by the JOBS Act, enacted on April 5, 2012). As a result, the Corporation is permitted to rely on exemptions from certain disclosure requirements that are applicable to other companies that are not emerging growth companies. For so long as the Corporation is an emerging growth company, the Corporation will not be required to submit certain executive compensation matters to Shareholders for advisory votes, such as “say-on-pay” and “say-on-frequency” of say-on-pay votes.
The Corporation will continue to qualify as an emerging growth company until the earliest to occur of: (a) the last day of the fiscal year during which the Corporation has total annual gross revenues of US$1,235,000,000 (as such amount is indexed for inflation every five years by the SEC) or more; (b) the last day of the fiscal year of the Corporation following the fifth anniversary of the date of the first sale of common equity securities of the Corporation pursuant to an effective registration statement under the U.S. Securities Act of 1933, as amended; (c) the date on which the Corporation has, during the previous three year period, issued more than US$1,000,000,000 in non-convertible debt; and (d) the date on which the Corporation is deemed to be a “large accelerated filer”, as defined in Rule 12b–2 under the Exchange Act.
Compensation Discussion and Analysis
Compensation Governance
The directors of the Corporation administer the Corporation’s executive compensation policy with advice from the Compensation Committee. The Compensation Committee is responsible for, among other things:
•reviewing and making recommendations to the Board with respect to the compensation policies and practices of the Corporation;
•annually reviewing and recommending to the Board for approval the remuneration of the senior officers of the Corporation, namely, the Chief Executive Officer (the “CEO”), the Chief Financial Officer, any Executive Vice-President and any other employee of the Corporation having a comparable position as may be specified by the Board (collectively the “Senior Executives”), with such review being carried out in consultation with the CEO, other than the review of the remuneration of the CEO, for which the CEO may not be present during voting or deliberations relating to his or her compensation;

•reviewing the goals and objectives of the CEO for the next financial year of the Corporation and providing an appraisal of the performance of the CEO following the completion of each financial year;
•meeting with the CEO on at least an annual basis to discuss goals and objectives for the other Senior Executives, their compensation and performance;
•reviewing and making a recommendation to the Board on the hiring or termination of any Senior Executive or on any special employment contract containing, or including, any retiring allowance or any agreement to take effect, or to provide for the payment of benefits, in the event of a termination or change of control of the Corporation affecting, a Senior Executive or any amendment to any such contract or agreement;
•making, on an annual basis, a recommendation to the Board as to any incentive award to be made to the Senior Executives under any incentive plan or under any employment contract of a Senior Executive;
•on an annual basis, comparing the total remuneration (including benefits) and the main components thereof of the Senior Executives with the remuneration of peers in the same industry; and
•annually identifying any risks associated with the compensation policies and practices of the Corporation that are reasonably likely to have a material adverse effect on the Corporation, considering the implications of any such risks and, to the extent deemed necessary by the Committee, establishing practices to identify and mitigate compensation policies and practices that could encourage Senior Executives to take inappropriate or excessive risks.
Compensation Committee
The Compensation Committee ensures that the total compensation paid to the Named Executive Officers is fair, reasonable, and consistent with the Corporation’s compensation philosophy.
For the year ended December 31, 2025, the Compensation Committee was comprised of three (3) members, being Mr. John Begeman (Chair), Mr. John Seaman and Ms. Cassandra Joseph, each of whom was independent. The members of the Compensation Committee have collectively gained extensive compensation-related experience in the mining and finance sectors both as senior officers and as members of the boards of directors and committees of other public and private corporations and through the pursuit of educational opportunities in this area. Each member draws on his or her respective management and governance experience to provide relevant compensation-related guidance on the Corporation’s compensation policies and practices. The Board is confident that the collective experience of the committee members ensures that the Compensation Committee has the knowledge and experience to execute its mandate effectively and to make executive compensation decisions in the best interests of the Corporation.

The specific experience of each committee member for the year ended December 31, 2025, relevant to his responsibilities as a member of the Compensation Committee is summarized below:

Committee Member	Relevant Experience
John Begeman
Mr. Begeman is a Professional Mining Engineer with over 40 years of mining experience. Along with i-80 Gold, he is also a director for Allied Gold Corp and Pan American Silver. He recently sat on the board of directors of Yamana Gold Inc. He served on the board of Premier Gold Mines Limited in 2006 and became its Chairman in 2015. He has previously served as the President and Chief Executive Officer of Avion Gold Corporation from 2008 to 2012, as the President and Chief Executive Officer and director of Valencia Ventures Ltd. from 2008 to 2010, as the Chief Operating Officer of Zinifex Canada Inc. from 2006 to 2008 and as Vice President, Western Operations of Goldcorp from 2000 to 2006. In his capacity for Goldcorp, he was responsible for its surface gold operations in South Dakota and the Industrial Minerals Division in Saskatchewan. Previous to his employment at Goldcorp, Mr. Begeman held various engineering and management positions with Morrison Knudsen Company in the contract mining operations group throughout the Western United States.
Mr. Begeman holds a B.S. in Mining Engineering, an M.S. in Engineering Management and an MBA. He has completed the Rotman-ICD Directors Education program and is a member of the Institute of Corporate Directors with the ICD.D designation. He is also a member of the National Association of Corporate Directors and is NACD Directorship Certified.

John Seaman	Mr. Seaman is a mining executive with over 25 years of experience in the industry, from exploration through development and production. Mr. Seaman was previously the Lead Director of Premier Gold Mines and served as the Chief Financial Officer of Premier Gold Mines, in addition to Wolfden Resources, Pediment Gold Corp and Tembo Gold. Over his career, Mr. Seaman has been a director of various small and mid-tier companies. Mr. Seaman is an ICD.D member of the Institute of Corporate Directors.

Cassandra Joseph	Ms. Joseph is General Counsel and Corporate Secretary of Ivanhoe Electric. She is a mining industry executive with over 20 years of experience in corporate, environmental and intellectual property law. Before joining Ivanhoe Electric in February of 2023, Ms. Joseph was Senior Vice President and General Counsel for Nevada Copper. Prior to Nevada Copper, she served as Vice President, Associate General Counsel, Corporate Secretary, and Chief Compliance Officer for Nevada-based Tahoe Resources prior to its sale to Pan American Silver. Ms. Joseph also worked in the Nevada Attorney General’s Office, representing the Division of Environmental Protection, the Division of Water Resources, and other agencies within the Department of Natural Resources. She holds a Juris Doctor from Santa Clara University School of Law and a Bachelor of Arts from the University of California, Berkeley.
Hedging
Named Executive Officers and directors of the Corporation are not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the Named Executive Officer or director.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-public Information

The Compensation Committee is responsible for the review and approval of our policies and practices with respect to granting equity awards. The Compensation Committee typically targets the first quarter of the fiscal year, in concert with the release of the annual results, for granting annual long-term incentive awards to eligible recipients, absent an extraordinary event. The Compensation Committee believes this aligns timing of equity grants with the planning of annual salary increases (also in the first quarter of our fiscal year), allowing a holistic view of total compensation.
The Compensation Committee seeks to structure equity grants so that they are awarded during an open window period as designated by the Corporation’s Insider Trading Policy.
All grants to executive officers are approved by the Board on recommendation of the Compensation Committee itself and not pursuant to any delegated authority.

The Corporation has never had any programs, policies, or practices which are intended to time stock option grants with the release of material non-public information in a manner that would provide advantageous option exercise prices to grant recipients. Option exercise prices are, in all cases, equal to the closing price of the Common Shares on the date of grant.
During the year ended December 31, 2025, the Corporation did not grant option awards in anticipation of the release of material non-public information or time the release of material non-public information for the purpose of affecting the value of executive compensation.
Risk
The Compensation Committee recognizes that certain elements of compensation could promote unintended inappropriate or excessive risk-taking behaviors; however, the Corporation seeks to ensure that executive compensation packages appropriately balance short-term incentives (e.g., base salary, annual cash bonuses and equity incentive, if applicable) and long-term incentives (e.g., share-based and option-based awards). Base salaries and personal benefits are not subject to performance risk given the stage of the Corporation, as discussed above. To receive the benefit of long-term incentives (share-based and option-based awards), the executive officers must be employed by the Corporation (subject to limited exceptions), thereby better aligning executive performance with the interests of the Corporation and its Shareholders. The Compensation Committee believes that executive compensation risk management is reinforced by ongoing oversight of the Board of, among other things: the Corporation’s financial results, regulatory disclosure, strategic plans, and fraud and error reporting; the Audit Committee’s regular meetings with the external auditors (including without the presence of management); and the Corporation’s internal controls, management information systems and financial control systems.
As a result of the factors discussed above, the Compensation Committee does not believe that its compensation policies and practices are reasonably likely to have a material adverse effect on the Corporation.
Incentive Compensation Recovery Policy (Clawback Policy)
The Board has adopted an Incentive Compensation Recovery Policy to create and maintain a culture that emphasizes integrity and accountability and reinforces the Corporation’s compensation philosophy. The Incentive Compensation Recovery Policy provides for the recovery of erroneously awarded incentive compensation in the event that the Corporation is required to prepare an accounting restatement due to material noncompliance of the Corporation with any financial reporting requirements under the federal securities laws.
Insider Trading Policy
The Board has adopted an Insider Trading Policy applicable to all directors and employees, which is reasonably designed to promote compliance with insider trading laws, rules and regulations and any applicable listing standards. This policy was updated in 2025 to ensure compliance with an amendment to the SEC Rule 10b5-1. The Insider Trading Policy prohibits directors and employees from trading in the Corporation’s securities during blackout periods and while in possession of material non-public information about the Corporation. It also discusses requirements applicable to directors and certain officers regarding obligations to report their transactions in the Corporation’s securities. A copy of the Insider Trading Policy is filed as Exhibit 19 to our most recent Annual Report on Form 10-K.

Approach to Compensation
The following table summarizes the Corporation’s approach to executive compensation in 2025.
What i-80 Gold does:
•Pay for performance, aligning the interests of executives and shareholders
•Regularly reviews compensation levels and design vs. industry peers, with support from an independent compensation advisor
•Positions target compensation around the median of industry peers
•Balances focus on short-term and longer-term incentive plans
•Sets performance goals that are mindful of all stakeholders
•Stress-tests incentive compensation programs and payout scenarios
•Caps short-term incentive payouts
•Uses informed judgment in the evaluation of corporate and individual performance and executive pay decisions
•Requires senior executives and Board members to maintain a minimum level of share ownership
•Has an Incentive Compensation Recovery Policy (Clawback Policy) applicable to incentive plans, providing for the recovery of compensation in the event of an accounting restatement due to material noncompliance of any financial reporting requirements
•Periodically conducts a review of potential risks that may arise from the executive compensation program
•Provides employment agreements to senior executives with contract terms and severance provisions aligned with market typical practices
What i-80 Gold does NOT do:
•Does not guarantee pay
•Does not make pay decisions solely based on formulaic performance results
•Does not re-price outstanding equity without shareholder approval
•Does not provide employee loans or provide tax gross ups
•Does not permit insider trading or hedging of equity-based compensation (as part of the Anti-Hedging Policy)
Independent Compensation Consultant
Since 2022, the Compensation Committee has retained Southlea Group LP (“Southlea Group”) as the Corporation’s independent compensation consultant, providing support on executive and board of director compensation arrangements from time to time. Southlea Group has assisted with developing the compensation peer group, benchmarking the competitiveness of compensation levels for the Corporation's senior executives and the Board, and summarizing market trends, incentive plan design practices and governance best practices among industry peers. The Compensation Committee considered the analysis of the Compensation Consultant in determining the amount and form of executives and director compensation for 2023, 2024 and 2025.
The following table details the aggregate fees incurred on behalf of the Compensation Committee in consideration of the services provided by Southlea Group in 2023, 2024 and 2025:

Southlea Group Fees	2025	2024	2023
Executive compensation related fees	$57,000	$70,750	$19,000
All other fees	—	—	—
Total Fees	$57,000	$70,750	$19,000

Executive Share Ownership Policy
The Corporation has adopted a Director and Officer Share Ownership Policy to align the interests of certain officers of the Corporation with those of the Shareholders by requiring certain officers to hold and maintain a significant number of Common Shares. Under the Share Ownership Policy, the shareholdings required (the “Executive Ownership Requirement”) is the number of Common Shares, the value of which is equal to a specified multiple of the executive’s salary, ranging from 1.5x to 3x. The details of the Executive Ownership Requirements are outlined below.

Position	Multiple
President & Chief Executive Officer	3x base salary
Executive Vice-Presidents	2x base salary
Senior Vice-Presidents	1.5x base salary
The officers subject to the Executive Ownership Requirements have five (5) years from the latest of: (i) their start date; (ii) the date of the promotion to a level with a higher Ownership Requirement; or (iii) the date they became subject to the guidelines, to meet the applicable Executive Ownership Requirements.
For the purposes of assessing the Executive Ownership Requirement, Common Shares, RSUs, and DSUs, whether vested or not vested, are included. PSUs and unexercised Options (whether vested or not vested) are not counted toward Executive Ownership Requirements.
The following table shows the officer’s holdings as of April 27, 2026, and whether they have met Executive Ownership Requirements as at that date.

Executive Share Ownership As of April 27, 2026
Name	Ownership Threshold Requirement ($)	Number of Common Shares	Number of RSUs	Actual Share Ownership ($)(1)(2)	Threshold Met	Date to reach Ownership
Richard Young	$1,650,000	5,337,000	2,559,277	$12,527,329	Yes	2029-09-18
Ryan Snow	$712,000	291,181	1,286,319	$2,543,710	Yes	2026-04-08
Paul Chawrun	$864,000	140,000	1,580,000	$2,728,755	Yes	2030-04-30
David Savarie	$660,000	300,950	1,193,334	$2,370,660	Yes	2029-11-12
Leily Omoumi	$487,500	64,560	487,061	$875,139	Yes	2030-08-12
Notes:
(1)Executives’ Common Share ownership was determined to be equal to the greater of the actual purchase price and the closing share price of the Common Shares on the TSX on the Record Date (C$2.16) and converted into US$ at an exchange ratio of US$1 = C$1.3615.
(2)The value of unvested RSUs and vested but unsettled RSUs were determined using the closing share price of the Common Shares on the TSX on the Record Date (C$2.16) and converted into US$ at an exchange ratio of US$1 = C$1.3615.
For details on the share ownership policy in respect of directors of the Corporation, please see “Statement of Executive Compensation – Director Compensation – Director Share Ownership Policy”.
Philosophy and Objectives
When designing and reviewing the compensation program for executives of the Corporation, the Compensation Committee applies the following guiding principles: (i) that the Corporation should offer competitive compensation to attract, retain and motivate qualified executives in order for the Corporation to achieve the strategic plan and budgets approved by the Board; (ii) to act in the interests of the Corporation by being financially responsible; and (iii) to align the interests of executives with the interests of shareholders. Achievement of these objectives is expected to contribute to an increase in shareholder value of the Corporation over time.

Peer Group
The Compensation Committee compares the Corporation’s executive compensation design and levels with a sample of mining industry peers. As part of the market review, base salary, short-term incentive compensation and long-term incentive compensation are compared to available external market data, according to position title, organizational role, and overall scope of responsibility.
The 2025 peer group used by the Compensation Committee in making its recommendations to the Board included the following 10 publicly traded mining companies with which the Corporation competes for executive talent and which the Corporation sees as its best available comparators. Using this peer group ensures the Corporation remains competitive in attracting, motivating, and retaining highly qualified and experienced executives. Companies were independently selected for inclusion in the peer group based on an in-depth review of many factors, including company size, geographic location, market capitalization, asset composition, degree of complexity, and stage of operations.

2025 Compensation Peer Group
Artemis Gold Inc.	Argonaut Gold Inc.	SilverCrest Metals Inc.
Aura Minerals Inc.	Wesdome Gold Mines Ltd.	Victoria Gold Corp.
Orla Mining Ltd.	Dundee Precious Metals Inc.
Osisko Mining Inc.	Calibre Mining Corp.
In Q4 2025, the Compensation Committee reviewed and revised the Corporation’s compensation peer group as part of its annual work plan, with the assistance of the Corporation’s independent compensation consultant. The updated peer group is intended to better reflect the Corporation’s evolution into a developer‑stage company, remove peers that had been acquired or were no longer appropriate comparators, and ensure continued alignment with relevant industry participants of comparable scale, complexity and stage of development.
The following table outlines the revised peer group used to determine executive salary benchmarks, salary adjustments and targets for short-term and long‑term incentive compensation for 2026.

2026 Compensation Peer Group
Aris Mining Corporation	GoGold Resources Inc.	Centerra Gold Inc.
Avino Silver & Gold Mines Ltd.	Wesdome Gold Mines Ltd.	Skeena Resources Limited
Orla Mining Ltd.	Discovery Silver Corp.	Aura Minerals Inc.
Endeavour Silver Corp.	Fortuna Mining Corp.
Elements of Compensation Program
Executive officers of the Corporation receive both fixed compensation and performance-based variable incentive compensation. Total compensation of executive officers of the Corporation is comprised of:
•base salary;
•short-term incentives in the form of an annual cash bonus;
•long-term incentives in the form of awards under the Corporation’s Omnibus Incentive Plan; and
•perquisites and other personal benefits.
The allocation of total compensation to these different elements is based on a formula as determined by the Compensation Committee having considered market practices and realities as well as a discretionary assessment of an executive officer’s past contribution and ability to contribute to future short and long-term business results. The Compensation Committee annually reviews the total compensation package of each of the executive officers of the Corporation on an individual basis against the backdrop of the compensation goals and objectives described above and makes recommendations to the Board concerning the individual components of their compensation.

Base Salary
The Corporation provides executive officers with base salaries that represent a fixed element of compensation and their minimum compensation for services rendered, or expected to be rendered. The base salary of executive officers depends on a number of factors, including: the scope of his or her experience, responsibilities, leadership skills, performance, and length of service; general industry trends and practices; current competitive market conditions; and the Corporation’s existing financial resources.
Base salaries are determined annually based on the Compensation Committee’s recommendations to the Board. In making its recommendations, the Compensation Committee annually reviews the base salaries of the executive officers of the Corporation against the base salaries of executive officers in comparable positions of public companies in the mining industry (see “Statement of Executive Compensation – Compensation Discussion and Analysis – Peer Group” above). The Compensation Committee also reviews third party compensation reports in making its recommendations.
2025 Short Term Incentive - Annual Cash Bonus
In addition to base salary, the Corporation may provide Named Executive Officers with a short-term incentive award in the form of an annual cash bonus. Payments are made based on the recommendations of the Compensation Committee after assessing the achievement of corporate objectives and individual performance. The actual value of payments may vary from the amount calculated based on the application of reasonable discretion by the Compensation Committee and the Board.
President & Chief Executive Officer
For the President & Chief Executive Officer, annual short-term incentive compensation is based 100% on the Corporate Objectives Score, reflecting the CEO’s primary responsibility for overall Company performance. The Corporate Objectives Score, as determined by the Board, is used to calculate the CEO’s annual short-term incentive payout.
Other Named Executive Officers
For the other Named Executive Officers described herein, annual short-term incentive compensation is based on a combination of corporate and individual performance objectives. Corporate objectives are weighted at 85%, and individual objectives are weighted at 15%. The weighted average overall performance score is used to determine each executive’s annual short-term incentive payout.
For the year 2025, the Corporation focused on corporate level Operations, Liquidity, Development and Health, Safety, Environment and People. Corporate performance for the year resulted in over performance, or higher than target results for the metrics in each area measured resulting in an overall corporate score of 120%.

Individual objectives are defined at the start of each year, specific to each role. For the financial year ended December 31, 2025, individual targets varied but included, among others, as applicable: (i) maintaining the Corporation’s marketing initiatives; (ii) maximizing sales and integrating reporting and financial management and compliance; (iii) achievement of various operating objectives and production goals; (iv) ensuring systems are in place to meet operational and financial requirements; and (v) advancing the recapitalization to ensure the Company was positioned to execute on its development plans.
Following year end, the Compensation Committee and the Board assess the Chief Executive Officer’s personal performance and review the Chief Executive Officer’s assessment of the personal performance of each of the other executive officers. Each objective receives a rating based on how the executive performed during the year.
Both corporate and individual objectives have a minimum score of 0%, target score of 100%, and maximum score of 200%. The Corporate Objectives Scorecard below shows:
a.The year end score for each corporate objective category
b.The weight of each objective category within the corporate scorecard (adds up to 100%)
c.The score for each corporate objective category – (a) x (b)

Corporate Objectives Scorecard for 2025
Corporate Objectives	Year End Score (max 200%)	Weighting	Final Score
Operations:	115%	20%	23%
Production
Costs
Liquidity:	175%	20%	35%
Maintain minimum cash balance
Complete recapitalization plan
Development:	93%	40%	37%
Archimedes underground on schedule and budget
Advance technical studies (all projects)
Advance permitting (Archimedes, Mineral Point, Cove, Granite Creek - OP)
Health, Safety, Environment and People:	125%	20%	25%
Health and Safety
Environmental compliance
People
Overall Corporate Score		100%	120%
For the financial year ended December 31, 2025, the Board set target and maximum award values for each Named Executive Officer, representing the percentage of their base salary that their annual cash bonus would total assuming each executive officer achieved the minimum and maximum performance results. The value of actual short-term incentive payments for 2025 - and paid in the first quarter of 2026 - are shown below.

Short-term Incentive 2025
Name	Target STI	Corporate Score	Individual Score	Weighted Overall Score	Actual STI
	% of Salary	% of Target	% of Target	% of Salary	$
Richard Young(2)	120%	120%	N/A	144.0%	$739,800
Ryan Snow	80%	120%	100%	93.6%	$322,183
Paul Chawrun(1)	80%	120%	100%	93.6%	$280,800
David Savarie	80%	120%	100%	93.6%	$298,139
Leily Omoumi	50%	120%	100%	58.5%	$184,275
Notes:
(1)The STI amount for Mr. Chawrun was pro-rated to the first day of the quarter in 2025 in which his employment began with the Corporation.
(2)100% of Mr. Young's STI is derived from performance against Corporate Objectives.

2025 Long Term Incentive - Security-Based Compensation
Long-term incentive compensation is provided through equity incentive awards granted under the Omnibus Incentive Plan. The Omnibus Incentive Plan was established for the benefit of full-time and part-time employees, officers and directors of the Corporation and its affiliates, as well as individuals or corporations engaged to provide ongoing management or consulting services to any of the foregoing, which may be designated from time to time. The Omnibus Incentive Plan is administered by the directors of the Corporation, or if the directors determine, the committee of the directors authorized to administer the Omnibus Incentive Plan.
Equity incentive awards are designed to motivate executives to achieve long-term business results, to align their interests with those of shareholders and to attract and retain executives. Grants are made based on a variety of factors, such as the need to attract or retain key individuals, competitive market conditions and internal equity. Previous grants are taken into consideration when determining the value of new grants.
Long-term incentive compensation awarded to the Corporation’s Named Executive Officers during the calendar year 2025 were delivered in the form of RSUs and PSUs on a 50% and 50% basis, respectively. In February of 2025, the Board, by recommendation of the Compensation Committee and its compensation consultant, amended this mix of long-term incentives by awarding RSUs and PSUs, and no Options, to the Named Executive Officers in accordance with the details below:

Features	Restricted Share Units	Performance Share Units
Grant Mix	50%	50%
Purpose	The purpose of RSUs is to advance the interests of the Corporation through the motivation, attraction and retention of participants.	The purpose of PSUs is to motivate share price growth over time, and align the interests of participants and shareholders.
Term/Vesting	The RSUs shall vest with a cliff vesting in three years(1) on March 1, 2028.	The PSUs shall vest with a cliff vesting in three years on March 1, 2028.
Form of Settlement	Each RSU provides the holder with a right to receive (i) a Common Share or (ii) cash on the date the RSUs are fully vested.	Each PSU entitles the holder to receive a Common Share at the time of vesting.
Notes:
(1)Ms. Omoumi’s RSU awards will vest on a one‑third, annual basis, with vesting occurring on March 1 of each year.

The table below summarizes the grant value of long-term incentives and the number of RSUs and PSUs granted during 2025.

Long-term Incentive 2025
Name and Position	Target LTI (% of Base Salary)	Restricted Share Units (50% of LTI Mix)		Performance Share Units (50% of LTI Mix)
		$	# of Units	$	# of Units
Richard Young	150%	$375,000	750,000	$375,000	750,000
Ryan Snow	100%	$167,500	335,000	$167,500	335,000
Paul Chawrun	150%	$650,000	1,300,000	$300,000	600,000
David Savarie	100%	$155,000	310,000	$155,000	310,000
Leily Omoumi	80%	$94,000	175,034	$94,000	175,034
Notes:
(1) In addition to the 2025 LTI grants, Mr. Chawrun was also awarded a sign-on bonus of 700,000 RSUs.
For additional details concerning the Omnibus Incentive Plan, see “Securities Authorized for Issuance Under Equity Compensation Plans – Summary of the Omnibus Incentive Plan”.
Perquisites and Other Personal Benefits
In addition to the compensation described above, each of the Named Executive Officers is entitled to receive other benefits during the term of employment, which may include all or some of health, dental and vision insurance, an automobile allowance, vacation, sick leave, term life insurance and disability insurance.
Performance Graph
The following graph compares, from April 13, 2021, the date the Common Shares commenced trading on the Toronto Stock Exchange (“TSX”), to December 31, 2025, the cumulative total shareholder return on a C$100 investment in the Common Shares with the cumulative total return of the S&P/TSX Composite Index, the S&P/TSX Global Mining Index and the S&P/TSX Global Gold Index.

300.00
280.00
260.00
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0.00
Apr/13/2021
Dec/31/2021
Dec/31/2022
Dec/31/2023
Dec/31/2024
Dec/31/2025
i-80
S&P TSX Composite Index
S&P / TSX Global Mining Index
S&P / TSX Global Gold Index

	Apr 13, 2021 (C$)	Dec 31, 2021 (C$)	Dec 31, 2022 (C$)	Dec 31, 2023 (C$)	Dec 31, 2024 (C$)	Dec 31, 2025 (C$)
Investment in i-80	100.00	128.75	157.50	97.08	28.75	84.17
Investment in S&P TSX Composite Index	100.00	110.51	100.94	109.14	128.77	165.14
Investment in S&P / TSX Global Mining Index	100.00	98.53	103.15	107.20	109.01	198.81
Investment in S&P / TSX Global Gold Index	100.00	97.02	92.30	94.38	111.96	271.60
As illustrated by the graph the Corporation’s share price underperformed the comparative indices over the 5-year period shown above. However, the Corporation outperformed each of the indices from April 2021 through December 31, 2022, with subsequent underperformance through 2023 and 2024 as it worked through operational challenges at its initial development project as well as financing activities for each of its prospective projects. The Corporation's share price performance recovered in 2025 with achievements on its new development plan, including commitments made on the refurbishment of its Lone Tree processing complex and material progress made on its recapitalization plan. On a percentage basis i-80 shares outperformed all three comparative indexes over the 2025 calendar year.
While share price is an important factor, the share price valuation of gold producers, as well as exploration and development companies, fluctuates with changes in the underlying commodity prices. Notwithstanding this fact, the compensation of the Named Executive Officers of the Corporation for the financial year ended December 31, 2025 included an allocation of 50% of long-term incentives in the form of PSUs which cliff vest based on the Corporation's total shareholder return ("TSR") performance over the period relative to GDXJ Junior Gold Miners over that same period. 2025 Named Executive Officer compensation was determined at arm’s length and was at the discretion of the Board based on the recommendations of the Compensation Committee in accordance with the factors described above under the heading “Compensation Discussion and Analysis”. Alignment with shareholders is achieved by awarding a significant portion of compensation in the form of equity-based incentives, half of which are tied to a TSR performance metric.

Summary Compensation Table
The following table sets forth a summary of all compensation for services rendered to the Corporation and its subsidiaries for each of the Corporation’s three most recently completed financial years for each Named Executive Officer in the most recently completed financial year.

Executive Summary Compensation Table 2025
Name and Principal Position	Year	Salary ($)	Share- Based Awards (1)(2) ($)	Option- Based Awards (3) ($)	Non-Equity Incentive Plan Compensation		Pension Value ($)	All Other Compensation(5) ($)	Total Compensation ($)
					Annual Incentive Plans (4) ($)	Long-Term Incentive Plans ($)
Richard Young(6) President, Chief Executive Officer and Director	2025	513,750	795,264	—	739,800	—	8,189	7,709	2,064,712
	2024	141,438	1,612,413	—	141,127	—	—	—	1,894,978
	2023	—	—	—	—	—	—	—	—
Ryan Snow EVP, Chief Financial Officer	2025	344,212	355,218	—	322,183	—	12,921	39,090	1,073,624
	2024	294,576	587,877	69,602	192,417		11,698	36,498	1,192,668
	2023	278,409	157,485	161,646	249,594	—	12,025	34,882	894,041
Paul Chawrun(7) EVP, Chief Operating Officer	2025	266,667	1,017,983	—	280,800	—	—	523	1,565,973
	2024	—	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—	—
David Savarie(8) EVP, General Counsel	2025	318,525	328,709	—	298,139	—	9,244	5,515	960,132
	2024	25,833	385,523	—	47,667	—	—	31,683	490,706
	2023	—	—	—	—	—	—	—	—
Leily Omoumi(9) SVP, Corporate Development and Strategy	2025	272,103	198,533	—	184,275	—	9,244	5,515	669,670
	2024	68,349	137,687	—	29,683	—	—	—	235,719
	2023	—	—	—	—	—	—	—	—
Notes:
(1)The amounts have been converted to U.S. dollars (US$) in the table above at a currency exchange rate of US$1 = C$1.3978 based on the average Canadian dollar / U.S. dollar exchange rate in 2025, US$1 = C$1.3698 based on the average Canadian dollar / U.S. dollar exchange rate in 2024 and US$1 = C$1.3497 based on the average Canadian dollar / U.S. dollar exchange rate in 2023.
(2)The amounts reported reflect the aggregate grant date fair value of PSUs and RSUs granted during the fiscal year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The grant date fair value of RSUs is calculated based on the closing market price of the Company's Common Shares on the date of grant. The grant date fair value of PSUs is estimated using a Monte Carlo simulation model, which incorporates assumptions regarding the expected volatility of the Company's share price, the risk-free interest rate, and the correlation of the Company's total shareholder return relative to the applicable performance peer group over the performance period. Mr. Chawrun's 2025 grant includes an initial grant on appointment. Mr. Young’s 2024 grant was for an initial grant on appointment. On November 19, 2024, a retention grant was made for the remaining NEOs then employed by the Corporation to align their long-term compensation with the new development plan.
(3)In calculating the fair value of Options granted on February 22, 2024, management assumed a risk-free interest rate of 3.93%, an exercise price of C$1.75, a market price of the Common Shares at the date of grant of C$1.75, an expected dividend yield of 0%, an expected life of 3 years, an average share price volatility of 52.24%, an average forfeiture rate of 4.16%.
(4)The Annual Incentive Plan refers to the annual cash bonus awarded by the Corporation. See “Statement of Executive Compensation – Compensation Discussion and Analysis – Elements of Compensation Program – Cash Bonus”.
(5)All Other Compensation includes benefits such as health benefits and insurance premiums.
(6)Mr. Young was appointed Chief Executive Officer on September 18, 2024. The summary compensation information for 2024 is for the period from September 18, 2024 to December 31, 2024.
(7)Mr. Chawrun was appointed Chief Operating Officer on April 30, 2025. The summary compensation information for 2025 is for the period from April 30, 2025 to December 31, 2025.
(8)Mr. Savarie was appointed as SVP General Counsel on November 12, 2024. The summary compensation information for 2024 is for the period from November 12, 2024 to December 31, 2024. Included in All Other Compensation is consulting fees paid to Mr. Savarie for services performed for the Corporation during the third quarter of 2024.
(9)Ms. Omoumi was appointed VP Corporate development on November 12, 2024 and appointed SVP Corporate Development and Strategy on August 12, 2025. The summary compensation information for 2024 is for the period from November 12, 2024 to December 31, 2024. Included in All Other Compensation is consulting fees paid to Ms. Omoumi for services performed for the Corporation during the third quarter of 2024.

Incentive Plan Awards
Outstanding Equity Awards at Fiscal Year-End
The following table sets out all share-based awards and option-based awards outstanding as at December 31, 2025 for each Named Executive Officer.

Executive Equity Awards As of December 31, 2025
Name	Option-Based Awards					Share-Based Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price (C$)	Option Expiry Date	Value of Unexercised in-the-Money Options(1) ($)	Number of shares or units of stock that have not vested(2) (#)	Market value of shares or units of stock that have not vested(3) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(4) (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(3) ($)
Richard Young	—	—	—	—	—	2,151,869	3,109,726	750,000	1,083,846
Ryan Snow	250,000	—	2.66	4/26/2026	—	1,088,541	1,573,081	335,000	484,118
	75,000	—	3.35	11/12/2026	—	—	—	—
	222,074	—	2.62	2/4/2027	—	—	—	—
	154,365	—	3.21	2/22/2028	—	—	—	—
	92,803	46,402	1.75	2/22/2029	26,889	—	—	—
Paul Chawrun	—	—	—	—	—	1,300,000	1,878,666	600,000	867,077
David Savarie	—	—	—	—	—	1,010,000	1,459,579	310,000	447,990
Leily Omoumi	—	—	—	—	—	425,034	614,229	175,034	252,947
Notes:
(1)Represents the aggregate dollar amount of in-the-money unexercised options held at the end of the most recently completed financial year of the Corporation. The value of in-the-money unexercised options is calculated based on the difference between the market value per Common Share as at December 31, 2025 (C$2.02) and the exercise price of the option, and converted into US$ at an exchange ratio of US$1 = C$1.3978.
(2)Represents time-vested RSUs, which will vest and be paid out in Common Shares of the Corporation.
(3)Calculated by multiplying the number of RSUs and PSUs by the market value per Common Share as at December 31, 2025 (C$2.02) and converted into US$ at an exchange ratio of US$1 = C$1.3978.
(4)The number of units reported represent 100% payout with respect to PSUs, which will vest following the end a three-year performance period and be paid out in Common Shares of the Corporation.

Incentive Plan Awards – Value Vested or Earned During the Year
The following table sets forth certain information, for each Named Executive Officer, regarding the value vested or earned in connection with incentive plan awards during the financial year ended December 31, 2025.

Incentive Plan Awards – Value Vested or Earned During Fiscal Year 2025
Name	Option-Based Awards – Value Vested During the Year(3) ($)	Share-Based Awards –Value Vested During the Year(1)(2) ($)	Non-Equity Incentive Plan Compensation – Value Earned During the Year ($)
Richard Young	—	—	—
Ryan Snow	75,911	59,951	—
Paul Chawrun	—	—	—
David Savarie	—	—	—
Leily Omoumi	—	—	—
Notes:
(1)As a result of the Corporation's transition in 2025 from a one-third annual vesting schedule for RSUs to a three-year cliff vesting structure, intended to further align NEO compensation with long-term performance, no awards vested during the fiscal year for certain executives whose grants are subject to these vesting terms. Ms. Omoumi’s RSU awards vest on a one‑third, annual basis, with vesting occurring on March 1 of each year, with the first vesting date being March 1, 2026.
(2)The Corporation commenced its PSU program in 2025. PSUs granted under this program cliff vest at the end of a three-year performance period.
(3)Since 2025, the Board has chosen to not grant stock options as part of its long‑term incentive program; however, stock options remain available for grant under the Company’s Incentive Plan and the Company retains the discretion to reintroduce option grants at any time.

Employment Agreements and Termination and Change of Control Benefits
Each Named Executive Officer has entered into an employment agreement with the Corporation or its wholly owned subsidiary, Premier Gold Mines USA, Inc. (“Premier USA”). The following provides details of the key terms of the employment agreement, including the termination and change of control benefits under the employment agreements, with each of the Named Executive Officers as at the date of this Circular.
For the purpose of this section, a “Change of Control” means the occurrence of any one or more of the following events: (i) any person or group of persons acting jointly or in concert acquires control or is deemed to acquire control of more than 50% of the voting securities of the Corporation or the approval by Shareholders of such a transaction; (ii) the Corporation sells or otherwise transfers more than 50% of its property or assets (on a consolidated basis) or such property or assets that are expected to generate, more than 50% of the consolidated operating income or cash flow of the Corporation and the subsidiaries or approval by Shareholders of such a transaction; (iii) Incumbent Directors cease to constitute a majority of the Board (which, for the purposes of this paragraph, an “Incumbent Director” shall mean any member of the Board who is a member of the Board immediately prior to the occurrence of a contested election of directors of the Corporation); or (iv) the Board adopts a resolution to the effect that, for the purposes of this Agreement, a Change of Control has occurred, or that such a Change of Control is imminent, in which case, the date of the Change of Control shall be deemed to be the date of such resolution.
“Involuntary Termination” means: (i) the termination by the Corporation of an executive’s employment for any reason (other than cessation of employment caused by the executive’s death or disability, or termination of employment for cause) at any time during the 12 month period following a Change of Control; or (ii) the resignation by an executive of his employment within the 90 day period immediately following a material diminution in compensation or duties that occurs within the 12 month period following a Change of Control.
Richard Young
Pursuant to an employment agreement between the Corporation, and Mr. Young with an effective date of October 7, 2024 (the “Young Agreement”), the Corporation has agreed to pay, among other things, an annual base salary to Mr. Young, subject to future reviews or adjustments as may be determined by the Corporation at its sole discretion. Mr. Young is also eligible to receive an annual incentive bonus, conditional on the overall operational and financial performance of the Corporation, and upon Mr. Young’s achievement of certain personal performance and milestones to be agreed annually between Mr. Young and the Corporation. Pursuant to the Young Agreement, Mr. Young is also eligible to receive long-term incentive compensation, as determined by the Corporation in its sole discretion and pursuant to the Corporation’s plans in effect at the time and is entitled to participate in the Corporation’s equity compensation plans. Mr. Young is also eligible to participate in any group benefit plans and retirement plan provided by the Corporation to its employees and reimbursed for reasonable and proper expenses incurred in the performance of his duties as the Chief Executive Officer.
Pursuant to the Young Agreement, Mr. Young can resign by providing the Corporation with three months’ written notice, which may be accelerated by the Corporation to any date from the written notice of resignation. Upon resignation, Mr. Young shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing. If the Corporation accelerates termination, payment shall be paid through the notice period.
In the event of a termination for cause, the Corporation may immediately terminate Mr. Young and Mr. Young shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing and all benefits and any other allowances or perquisites shall terminate immediately.
In the event of a termination upon death or disability, Mr. Young’s employment shall cease automatically and Mr. Young (or his estate) shall be eligible to receive any unpaid base salary and vacation earned or compensation due and owing.
In the event that a Change of Control occurs and an Involuntary Termination subsequently occurs within the twelve (12) month period immediately following such Change of Control, the Corporation shall provide severance equal to: (i) two (2) times his annual base salary; (ii) two (2) times his average annual short‑term incentive award based on the two most recently completed fiscal years; and (iii) full accelerated vesting of all outstanding unvested equity awards, in each case subject to the terms of the applicable plans and agreements and the execution of a customary release.
In the event of a termination other than due to resignation, termination for cause, death or disability, or an Involuntary Termination following a Change of Control, the Corporation shall provide severance equal to: (i) one (1) times his annual base salary; (ii) one (1) times his average annual short‑term incentive award based on the two most recently completed fiscal years; (iii) payment of any earned but unpaid prior‑year short‑term incentive award; (iv) continued participation in group health, life and disability benefit plans, or a cash equivalent, for up to twelve (12) months; and (v) full accelerated vesting of all outstanding unvested equity awards, in each case subject to the terms of the applicable plans and the execution of a customary release.
Ryan Snow
Pursuant to an employment agreement between Premier USA, a subsidiary of the Corporation, and Mr. Snow with an effective date of April 8, 2021 (the “Snow Agreement”), Premier USA has agreed to pay, among other things, an annual base salary to Mr. Snow, subject to future reviews or adjustments as may be determined by the Corporation at its sole discretion. Mr. Snow is also eligible to receive an annual incentive bonus, conditional on the overall operational and financial performance of Premier USA and the Corporation, and upon Mr. Snow’s achievement of certain personal performance and milestones to be agreed annually between Mr. Snow and the Corporation. Pursuant to the Snow Agreement, Mr. Snow is also eligible to receive long-term incentive compensation, as determined by the Corporation in its sole discretion and pursuant to the Corporation’s plans in effect at the time and is entitled to participate in the Corporation’s equity compensation plans. Mr. Snow is also eligible to participate in any group benefit plans and retirement plan provided by Premier USA to its employees and reimbursed for reasonable and proper expenses incurred in the performance of his duties as the EVP, Chief Financial Officer.
Pursuant to the Snow Agreement, Mr. Snow can resign by providing Premier USA with three months written notice, which may be accelerated by the Corporation to any date at least two weeks from the written notice of resignation. Upon resignation, Mr. Snow shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing. If the Corporation accelerates termination, payment shall be paid through the notice period.
In the event of a termination for cause, Premier USA may immediately terminate Mr. Snow and Mr. Snow shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing and all benefits and any other allowances or perquisites shall terminate immediately.
In the event of a termination upon death or disability, Mr. Snow’s employment shall cease automatically and Mr. Snow (or his estate) shall be eligible to receive any unpaid base salary and vacation earned or compensation due and owing.
In the event that a Change of Control occurs and an Involuntary Termination subsequently occurs within the twelve (12) month period immediately following such Change of Control, Premier USA shall provide severance equal to: (i) two (2) times his annual base salary; (ii) two (2) times his average annual short‑term incentive award based on the two most recently completed fiscal years; and (iii) full accelerated vesting of all outstanding unvested equity awards, in each case subject to the terms of the applicable plans and agreements and the execution of a customary release.
In the event of a termination other than due to resignation, termination for cause, death or disability, or an Involuntary Termination following a Change of Control, Premier USA shall provide severance equal to: (i) one (1) times his annual base salary; (ii) one (1) times his average annual short‑term incentive award based on the two most recently completed fiscal years; (iii) payment of any earned but unpaid prior‑year short‑term incentive award; (iv) continued participation in group health, life and disability benefit plans, or a cash equivalent, for up to twelve (12) months; and (v) full accelerated vesting of all outstanding unvested equity awards, in each case subject to the terms of the applicable plans and the execution of a customary release.
Paul Chawrun
Pursuant to an employment agreement between the Corporation, and Mr. Chawrun with an effective date of April 30, 2025 (the “Chawrun Agreement”), the Corporation has agreed to pay, among other things, an annual base salary to Mr. Chawrun, subject to future reviews or adjustments as may be determined by the Corporation at its sole discretion. Mr. Chawrun is also eligible to receive an annual incentive bonus, conditional on the overall operational and financial performance of the Corporation, and upon Mr. Chawrun’s achievement of certain personal performance and milestones to be agreed annually between Mr. Chawrun and the Corporation. Pursuant to the Chawrun Agreement, Mr. Chawrun is also eligible to receive long-term incentive compensation, as determined by the Corporation in its sole discretion and pursuant to the Corporation’s plans in effect at the time and is entitled to participate in the Corporation’s equity compensation plans. Mr. Chawrun is also eligible to participate in any group benefit plans and retirement plan provided by the Corporation to its employees and reimbursed for reasonable and proper expenses incurred in the performance of his duties as the EVP Chief Operating Officer.
Pursuant to the Chawrun Agreement, Mr. Chawrun can resign by providing the Corporation with three months’ written notice, which may be accelerated by the Corporation to any date from the written notice of resignation. Upon resignation, Mr. Chawrun shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing. If the Corporation accelerates termination, payment shall be paid through the notice period.
In the event of a termination for cause, the Corporation may immediately terminate Mr. Chawrun and Mr. Chawrun shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing and all benefits and any other allowances or perquisites shall terminate immediately.
In the event of a termination upon death or disability, Mr. Chawrun’s employment shall cease automatically and Mr. Chawrun (or his estate) shall be eligible to receive any unpaid base salary and vacation earned or compensation due and owing.
In the event that a Change of Control occurs and an Involuntary Termination subsequently occurs within the twelve (12) month period immediately following such Change of Control, the Corporation shall provide severance equal to: (i) two (2) times his annual base salary; (ii) two (2) times his average annual short‑term incentive award based on the two most recently completed fiscal years; and (iii) full accelerated vesting of all outstanding unvested equity awards, in each case subject to the terms of the applicable plans and agreements and the execution of a customary release.
In the event of a termination other than due to resignation, termination for cause, death or disability, or an Involuntary Termination following a Change of Control, the Corporation shall provide severance equal to: (i) one (1) times his annual base salary; (ii) one (1) times his average annual short‑term incentive award based on the two most recently completed fiscal years; (iii) payment of any earned but unpaid prior‑year short‑term incentive award; (iv) continued participation in group health, life and disability benefit plans, or a cash equivalent, for up to twelve (12) months; and (v) full accelerated vesting of all outstanding unvested equity awards, in each case subject to the terms of the applicable plans and the execution of a customary release.
David Savarie
Pursuant to an employment agreement between the Corporation, and Mr. Savarie with an effective date of November 12, 2024 (the “Savarie Agreement”), the Corporation has agreed to pay, among other things, an annual base salary to Mr. Savarie, subject to future reviews or adjustments as may be determined by the Corporation at its sole discretion. Mr. Savarie is also eligible to receive an annual incentive bonus, conditional on the overall operational and financial performance of the Corporation, and upon Mr. Savarie’s achievement of certain personal performance and milestones to be agreed annually between Mr. Savarie and the Corporation. Pursuant to the Savarie Agreement, Mr. Savarie is also eligible to receive long-term incentive compensation, as determined by the Corporation in its sole discretion and pursuant to the Corporation’s plans in effect at the time and is entitled to participate in the Corporation’s equity compensation plans. Mr. Savarie is also eligible to participate in any group benefit plans and retirement plan provided by the Corporation to its employees and reimbursed for reasonable and proper expenses incurred in the performance of his duties as the EVP General Counsel.
Pursuant to the Savarie Agreement, Mr. Savarie can resign by providing the Corporation with three months’ written notice, which may be accelerated by the Corporation to any date from the written notice of resignation. Upon resignation, Mr. Savarie shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing. If the Corporation accelerates termination, payment shall be paid through the notice period.
In the event of a termination for cause, the Corporation may immediately terminate Mr. Savarie and Mr. Savarie shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing and all benefits and any other allowances or perquisites shall terminate immediately.
In the event of a termination upon death or disability, Mr. Savarie’s employment shall cease automatically and Mr. Savarie (or his estate) shall be eligible to receive any unpaid base salary and vacation earned or compensation due and owing.
In the event that a Change of Control occurs and an Involuntary Termination subsequently occurs within the twelve (12) month period immediately following such Change of Control, the Corporation shall provide severance equal to: (i) two (2) times his annual base salary; (ii) two (2) times his average annual short‑term incentive award based on the two most recently completed fiscal years; and (iii) full accelerated vesting of all outstanding unvested equity awards, in each case subject to the terms of the applicable plans and agreements and the execution of a customary release.
In the event of a termination other than due to resignation, termination for cause, death or disability, or an Involuntary Termination following a Change of Control, the Corporation shall provide severance equal to: (i) one (1) times his annual base salary; (ii) one (1) times his average annual short‑term incentive award based on the two most recently completed fiscal years; (iii) payment of any earned but unpaid prior‑year short‑term incentive award; (iv) continued participation in group health, life and disability benefit plans, or a cash equivalent, for up to twelve (12) months; and (v) full accelerated vesting of all outstanding unvested equity awards, in each case subject to the terms of the applicable plans and the execution of a customary release.

Leily Omoumi
Pursuant to an employment agreement between the Corporation, and Ms. Omoumi with an effective date of November 12, 2024 (the “Omoumi Agreement”), the Corporation has agreed to pay, among other things, an annual base salary to Ms. Omoumi, subject to future reviews or adjustments as may be determined by the Corporation at its sole discretion. Ms. Omoumi is also eligible to receive an annual incentive bonus, conditional on the overall operational and financial performance of the Corporation, and upon Ms. Omoumi’s achievement of certain personal performance and milestones to be agreed annually between Ms. Omoumi and the Corporation. Pursuant to the Omoumi Agreement, Ms. Omoumi is also eligible to receive long-term incentive compensation, as determined by the Corporation in its sole discretion and pursuant to the Corporation’s plans in effect at the time and is entitled to participate in the Corporation’s equity compensation plans. Ms. Omoumi is also eligible to participate in any group benefit plans and retirement plan provided by the Corporation to its employees and reimbursed for reasonable and proper expenses incurred in the performance of her duties as the SVP Corporate Development & Strategy.
Pursuant to the Omoumi Agreement, Ms. Omoumi can resign by providing the Corporation with three months’ written notice, which may be accelerated by the Corporation to any date from the written notice of resignation. Upon resignation, Ms. Omoumi shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing. If the Corporation accelerates termination, payment shall be paid through the notice period.
In the event of a termination for cause, the Corporation may immediately terminate Ms. Omoumi and Ms. Omoumi shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing and all benefits and any other allowances or perquisites shall terminate immediately.
In the event of a termination upon death or disability, Ms. Omoumi’s employment shall cease automatically and Ms. Omoumi (or her estate) shall be eligible to receive any unpaid base salary and vacation earned or compensation due and owing.
In the event that a Change of Control occurs and an Involuntary Termination subsequently occurs within the twelve (12) month period immediately following such Change of Control, the Corporation shall provide severance equal to: (i) two (2) times her annual base salary; (ii) two (2) times her average annual short‑term incentive award based on the two most recently completed fiscal years; and (iii) full accelerated vesting of all outstanding unvested equity awards, in each case subject to the terms of the applicable plans and agreements and the execution of a customary release.
In the event of a termination other than due to resignation, termination for cause, death or disability, or an Involuntary Termination following a Change of Control, the Corporation shall provide severance equal to: (i) one (1) times her annual base salary; (ii) one (1) times her average annual short‑term incentive award based on the two most recently completed fiscal years; (iii) payment of any earned but unpaid prior‑year short‑term incentive award; (iv) continued participation in group health, life and disability benefit plans, or a cash equivalent, for up to twelve (12) months; and (v) full accelerated vesting of all outstanding unvested equity awards, in each case subject to the terms of the applicable plans and the execution of a customary release.

Termination and Change of Control Benefits
The following shows the estimated incremental payments that would be payable to each of the Named Executive Officer in the event of a Change of Control or termination without cause of such Named Executive Officer on December 31, 2025.

Termination and Change of Control Benefits
Name	Termination by the Corporation for any reason other than cause and unrelated to “change of control” of the Corporation ($)(1)(2)(3)	Termination by the Corporation without cause after a “change of control” of the Corporation ($)(1)(2)(3)
Richard Young	1,138,116	2,276,233
Ryan Snow	671,354	1,342,709
Paul Chawrun	727,866	1,455,733
David Savarie	581,211	1,162,423
Leily Omoumi	480,366	960,733
Total	3,598,913	7,197,831
Notes:
(1)Amounts shown are calculated using the base salary as of December 31, 2025.
(2)Amounts shown include short-term incentive amounts payable at target pursuant to employment agreements as well as costs for continued participation in group health, life and disability benefit plans, or a cash equivalent.
(3)Amounts shown do not include value of accelerated equity awards.

Director Compensation
In 2025, following a review of overall director compensation and with the assistance of Southlea Group, the Company’s external compensation consultants, the Board increased the Board Chair retainer to US$100,000, effective January 1, 2025, while all other director compensation remained unchanged.
The compensation framework for the Board for the year ended December 31, 2025, is summarized below:

Director Compensation
Criteria	Fees Paid for the Year Ended December 31, 2025 ($)	Fees Paid for the Year Ended December 31, 2024 ($)
Non-Executive Chairman of the Corporation	100,000	80,000
Director of the Corporation	55,000	55,000
Chair of Audit Committee of the Board	10,000	10,000
Chair of Compensation Committee of the Board	7,500	7,500
Chairs of CG&N Committee and TSS Committee of the Board	5,000	5,000
Additional fee for any Director that sits on more than two committees	5,000	5,000

The following table sets forth a summary of all amounts of compensation provided to the directors of the Corporation, other than the Named Executive Officers, during the financial year of the Corporation ended December 31, 2025.

Total Compensation paid to Directors 2025
Name	Fees Earned or Paid in Cash ($)	Share- Based Awards ($)	Option- Based Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
John Begeman	62,500	105,000	—	—	—	—	167,500
Eva Bellissimo	50,000	58,125	—	—	—	—	108,125
Ron Clayton	105,000	130,000	—	—	—	—	235,000
Arthur Einav	55,000	105,000	—	—	—	—	160,000
Cassandra Joseph	56,250	75,000	—	—	—	—	131,250
Christina McCarthy	24,437	34,521	—	—	—	—	58,958
John Seaman	65,000	75,000	—	—	—	—	140,000
Notes:
(1)The table does not include information with respect to Mr. Young. Information with respect to the compensation paid to Mr. Young for the financial year ended December 31, 2025 is set out under the heading “Statement of Executive Compensation – Summary Compensation Table” above.
(2)For the year 2025, Ms. Bellissimo, Mr. Einav and Ms. Joseph received their director fees in the form of DSUs in lieu of cash.
(3)Ms. Bellissimo resigned from the Board effective as of October 31, 2025. She was granted a pro-rated share-based award in the amount of $28,125.
(4)Ms. Joseph was appointed to the CG&N Committee as Committee Chair in Q4 2025.
(5)Ms. McCarthy resigned from the Board effective as of June 17, 2025. She was granted a pro-rated share-based award in the amount of $34,521.
(6)In the first quarter of 2025, Mr. Begeman, Ms. Bellissimo, Mr. Clayton and Mr. Einav each received an additional $30,000 DSU grant in recognition of additional time and service related to the CEO search conducted in 2024.
(7)Mr. Seaman will not be standing for re-election at the Meeting.

Director Share Ownership Policy
The Corporation has adopted a Director Share Ownership Policy to align the interests of directors with those of the Shareholders by requiring each non-executive director of the Corporation to hold and maintain Common Shares equal to the value of three times the director’s cash retainer over a five-year period (the “Director Ownership Requirement”).
For the purpose of assessing the Director Ownership Requirement, Common Shares, RSUs and DSUs, whether vested or not vested, are included. Unexercised Options (whether vested or not vested) are not counted toward Director Ownership Requirements.

The following table shows each non-executive director’s holdings as of April 27, 2026, and whether they have met the Director Ownership Requirements as at April 27, 2026.

Director Share Ownership As of April 27, 2026
Name	Ownership Requirement Threshold ($)	Number of Common Shares	Number of DSUs / RSUs	Actual Share Ownership ($)(1)(2)	Threshold Met	Date to reach Ownership (5 years from appointment)
John Begeman	$165,000	817,710	279,932	$2,035,791	Yes	2026-04-07
Ronald Butler	$165,000	50,530	21,766	$114,900	No	2031-02-01
Ron Clayton	$300,000	480,000	376,135	$1,431,675	Yes	2026-04-07
Arthur Einav	$165,000	—	506,488	$857,176	Yes	2026-04-07
Michael Jalonen	$165,000	—	27,983	$44,395	No	2031-02-01
Cassandra Joseph	$165,000	—	337,409	$535,294	Yes	2029-05-14
Steven Yopps	$165,000	—	27,983	$44,395	No	2031-02-01
John Seaman	$165,000	387,837	253,016	$1,129,976	Yes	2026-04-07
Notes:
(1)The value of Common Share ownership was determined to be equal to the greater of the actual purchase price and the closing share price of the Common Shares on the TSX on the Record Date (C$2.16) and converted into US$ at an exchange ratio of US$1 = C$1.3615.
(2)The value of the DSUs were determined to be equal to the greater of the DSUs at the date of issue and the closing share price of the Common Shares on the TSX on the Record Date (C$2.16) and converted into US$ at an exchange ratio of US$1 = C$1.3615.
For details on the share ownership policy in respect of certain officers of the Corporation, please see “Statement of Executive Compensation – Compensation Discussion and Analysis – Executive Share Ownership Policy”.
Incentive Plan Awards - Value Vested or Earned During the Year
The following table sets forth certain information for each director of the Corporation, other than the Named Executive Officers, regarding the value vested or earned in connection with incentive plan awards during the financial year of the Corporation ended December 31, 2025.

Incentive Plan Awards – Value Vested or Earned During Fiscal Year 2025
Name	Option-Based Awards – Value Vested During the Year ($)	Share-Based Awards – Value Vested During the Year ($)	Non-Equity Incentive Plan Compensation – Value Earned During the Year ($)
John Begeman	12,209	147,071	—
Eva Bellissimo	12,209	260,471	—
Ron Clayton	16,278	179,782	—
Arthur Einav	12,209	205,360	—
Cassandra Joseph	—	149,478	—
Christina McCarthy	—	143,235	—
John Seaman	12,209	108,518	—
Notes:
(1)Ms. Bellissimo resigned from the Board effective October 31, 2025.
(2)Ms. McCarthy resigned from the Board effective June 17, 2025.
(3)Mr. Seaman will not be standing for re-election at the Meeting.

Directors and Officers Liability Insurance
The Corporation has directors and officers liability insurance for the benefit of the directors and officers of the Corporation, which provides coverage in the aggregate of $32.5 million in each policy year. The deductible amount on the policy is $5.0 million and the total premium for the period of April 8, 2025 to April 7, 2026 is $1.2 million. In April of 2026 the Company renewed the directors and officers liability insurance and increased coverage in aggregate to $45.0 million. The deductible remains at $5.0 million and the total premium for the period from April 8, 2026 to April 7, 2027 is $1.0 million.
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth, as of December 31, 2025, information concerning securities authorized for issuance under equity compensation plans of the Corporation.

Securities Authorized for Issuance under Equity Compensation Plan As at December 31, 2025
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Securityholders	27,843,652	C$	2.61	54,879,367
Equity Compensation Plans Not Approved by Securityholders	Nil	Nil		Nil
Total	27,843,652	C$	2.61	54,879,367
Notes:
(1)As of December 31, 2025, Common Shares issuable under the Omnibus Incentive Plan includes the following: (i) 8,412,625 Common Shares issuable upon exercise of outstanding Options, which includes (i) the outstanding Options issued pursuant to the "Paycore Arrangement”; (ii) 14,002,393 Common Shares issuable upon vesting of outstanding RSUs; (iii) 3,805,342 Common Shares issuable upon vesting of outstanding PSUs; and (iv) 1,623,292 Common Shares issuable upon vesting of outstanding DSUs.
(2)Reflects the weighted-average exercise price of outstanding Options only.
(3)Aggregate number of Awards remaining available for future issuances under the Omnibus Incentive Plan as of December 31, 2025, calculated based on 827,230,192 Common Shares issued and outstanding as of December 31, 2025.
Summary of the Omnibus Incentive Plan
The Omnibus Incentive Plan was first adopted at a special meeting of the shareholders of Premier Gold Mines Limited held on February 23, 2021. In May 2024, the Omnibus Incentive Plan was re-approved by Shareholders for a 3-year period.
Burn Rate
As of December 31, 2025, an aggregate of 27,843,652 Awards were outstanding under the Omnibus Incentive Plan and an aggregate of 27,843,652 Common Shares were reserved for issuance upon the exercise, redemption or settlement, as the case may be, of such Awards (representing approximately 3.37% of the issued and outstanding Common Shares as of December 31, 2025).
The Corporation’s annual burn rate with respect to the Awards granted under the Omnibus Incentive Plan was: (i) 1.09% for the year ended December 31, 2023; (ii) 3.07% for the year ended December 31, 2024, and (iii) 1.91% for the year ended December 31, 2025.
The Corporation was incorporated on November 10, 2020 and became a reporting issuer in Canada on April 7, 2021, following the completion of the Arrangement pursuant to which the Corporation adopted the Omnibus Incentive Plan. The burn rate of a particular security-based compensation arrangement is calculated in accordance with section 613(p) of the TSX Company Manual and is required to be calculated for each of the Corporation’s security-based compensation arrangements for the three most recently completed fiscal years. The burn rate of a particular security-based compensation arrangement (such as the Omnibus Incentive Plan) is equal to the total number of securities of the Corporation granted under the plan in question during the applicable fiscal year divided by the weighted average number of Common Shares outstanding as of December

31 of the fiscal year in question. The Corporation’s future burn rate under the Omnibus Incentive Plan is subject to change from time to time, based on the number of Awards granted thereunder or Common Shares issued thereunder, as applicable, and the total number of Common Shares issued and outstanding.
The following is a summary of the key terms of the Omnibus Incentive Plan as of December 31, 2025, which summary is qualified in its entirety by reference to the full text of the Omnibus Incentive Plan, which is available for review on SEDAR+ (www.sedarplus.ca) under the Corporation’s issuer profile. Capitalized terms used but not otherwise defined in this section shall have the meanings given to them in the Omnibus Incentive Plan.

Key Terms of the Omnibus Incentive Plan
Purpose:	To attract and retain key personnel who are necessary or essential to the Corporation’s success, image, reputation or activities. It also allows the Corporation to reward key personnel for their performance and better align their interests with those of Shareholders.

Eligible Participants:	In respect of a grant of Options or Share Units, an Eligible Participant is any director, executive officer, employee or Consultant of the Corporation or any of its Subsidiaries. In respect of a grant of DSUs, an Eligible Participant is any Non-Employee Director of the Corporation or any of its Subsidiaries.

Award Types:	Options, Share Units (inclusive of Restricted Share Units (RSUs), Performance Share Units (PSUs) and DSUs.

Share Reserve:
The maximum number of Common Shares available for issuance under the Omnibus Incentive Plan will not exceed 10% of the Common Shares that are issued and outstanding, which includes the number of Common Shares reserved for issuance upon the exercise of outstanding Options issued pursuant to the "Paycore Arrangement”, less the number of Common Shares subject to any other Share Compensation Arrangement adopted by the Corporation, if any. The share reserve will also be impacted by the “Share Counting” definitions as set out below.

Share Counting:	Each Option is counted as reserving one Common Share under the Omnibus Incentive Plan. Each Share Unit is counted as reserving one Common Share under the Omnibus Incentive Plan. Each DSU is counted as reserving one Common Share under the Omnibus Incentive Plan.

Share Recycling:	If an outstanding Award (or portion thereof) expires or is forfeited, surrendered, cancelled or otherwise terminated for any reason without having been exercised or settled in full, if an outstanding Award (or portion thereof) is settled in cash, or if Common Shares acquired pursuant to an Award subject to forfeiture are forfeited, then in each such case, the Common Shares covered by such Award, if any, will again be available for issuance under the Omnibus Incentive Plan.

Director Participation Limit:	The maximum number of Common Shares that may be made issuable pursuant to Awards made to all Non-Employee Directors within any one-year period must not exceed 1% of the number of Common Shares that are outstanding on a non-diluted basis (as of the commencement of such one-year period). The annual grant of Awards under the Omnibus Incentive Plan to an individual Non-Employee Director cannot exceed C$150,000 in value, of which no more than C$100,000 may be subject to Option grants.

Plan Renewal:	In May 2024, the Omnibus Incentive Plan was approved for a 3-year period, with Shareholder approval of the unallocated Awards, rights and other entitlements under the Omnibus Incentive Plan required at the Corporation’s 2027 annual and special meeting of Shareholders.
Further information on the securities issuable under the Omnibus Incentive Plan and the vesting and terms thereof are provided below.
Types of Awards
The Omnibus Incentive Plan provides for the grant of Options, Share Units and DSUs (each an “Award” and, collectively, the “Awards”). Share Units may have vesting criteria attached to them that are either time-based or performance-based, or both. All Awards are granted by an agreement or other instrument or document evidencing the Award granted under the Omnibus Incentive Plan.

Plan Administration
The Omnibus Incentive Plan is administered by the Board, which may delegate its authority to a committee or plan administrator. Subject to the terms of the Omnibus Incentive Plan, applicable law and the rules of the TSX, the Board (or its delegate) will have the power and authority to: (i) designate the Eligible Participants who will receive Awards (an Eligible Participant who receives an Award, a “Participant”), (ii) designate the types and amount of Award to be granted to each Participant, (iii) determine the terms and conditions of any Award, including any vesting conditions or conditions based on performance of the Corporation or of an individual (“Performance Criteria”); (iv) interpret and administer the Omnibus Incentive Plan and any instrument or agreement relating to it, or any Award made under it; and (v) make such amendments to the Omnibus Incentive Plan and Awards as are permitted by the Omnibus Incentive Plan and the rules of the TSX.
Shares Available for Awards
Subject to adjustments as provided for under the Omnibus Incentive Plan, the maximum number of Common Shares available for issuance under the Omnibus Incentive Plan shall not exceed 10% of Common Shares that are issued and outstanding, less the number of Common Shares subject to any other Share Compensation Arrangement adopted by the Corporation, if any. Based on the number of Common Shares outstanding on the Record Date, the 10% maximum limit represents 86,055,115 Common Shares available for issuance.
The Omnibus Incentive Plan sets out the calculation of the number of Common Shares reserved for issuance based on whether the Common Shares are reserved for issuance pursuant to the grant of an Option, Share Unit or DSU. The Omnibus Incentive Plan is considered to be an “evergreen” plan, since Common Shares covered by Awards which have been exercised, settled or terminated, as applicable, will be available for subsequent grant under the Omnibus Incentive Plan, and the number of Awards that may be granted under the Omnibus Incentive Plan increases if the total number of issued and outstanding Common Shares increases.
Limits with respect to Insiders, Individual Grants, Annual Grant Limits and Non-Executive Director Limits
The Omnibus Incentive Plan provides the follow limitations on grants:
(a)The maximum number of securities issuable to Insiders, at any time under the Omnibus Incentive Plan, or when combined with all of other Share Compensation Arrangements, cannot exceed 10% of the Corporation’s total issued and outstanding securities.
(b)The maximum number of securities issuable to Insiders, within any one-year period, under the Omnibus Incentive Plan, or when combined with all of the Corporation’s other Share Compensation Arrangements, cannot exceed 10% of the Corporation’s total issued and outstanding securities.
(c)The maximum number of Common Shares that may be made issuable pursuant to Awards made to employees and Non-Employee Directors within any one-year period shall not exceed 5% of the outstanding Common Shares (as of the commencement of such one-year period).
(d)The maximum number of Common Shares that may be made issuable pursuant to Awards made to all Non-Employee Directors within any one-year period shall not exceed 1% of the outstanding Common Shares (as of the commencement of such one-year period).
(e)The annual grant of Awards under the Omnibus Incentive Plan to any one Non-Employee Director cannot exceed C$150,000 in value, of which no more than C$100,000 may be subject to Option grants.
Eligible Participants
In respect of a grant of Options or Share Units, an Eligible Participant is any director, executive officer, employee or Consultant of the Corporation or any of its Subsidiaries. In respect of a grant of DSUs, an Eligible Participant is any non-employee director of the Corporation or any of its Subsidiaries. In addition to the foregoing, a holder of "Paycore Arrangement" Options pursuant to the Arrangement is deemed to be an Eligible Participant.

Description of Awards
Options
An Option (which includes a "Paycore Arrangement" Option) is an option granted by the Corporation to a Participant entitling such Participant to acquire a designated number of Common Shares from treasury at a specified exercise price (the “Option Price”). Options are exercisable over a period established by the Board from time to time and reflected in the Participant’s option agreement (each, an “Option Agreement”), which period shall not exceed 10 years from the date of grant. The Option Price shall not be set at less than the Market Value of a Share (as defined in the Omnibus Share Plan) at the time of grant. Notwithstanding the foregoing, the exercise price under any "Paycore Arrangement" Option shall be the exercise price determined in accordance with the Arrangement for such "Paycore Arrangement" Option.
The grant of an Option by the Board shall be evidenced by an Option Agreement. At the time of grant of an Option, the Board may establish vesting conditions in respect of each Option grant, which may include performance criteria related to corporate or individual performance. The Omnibus Incentive Plan also permits the Board to grant an option holder, at any time, the right to deal with such Option on a cashless exercise basis in accordance with the formula set out in the Omnibus Incentive Plan.
Share Units
A Share Unit is an Award in the nature of a bonus for services rendered in the year of grant that, upon settlement, entitles the recipient Participant to receive, for each Share Unit redeemed, a cash payment equal to the Market Value of a Share; alternatively, the Corporation (or the applicable subsidiary of the Corporation) may, at its sole discretion, elect to settle all or any portion of the cash payment obligation by the delivery of Common Shares issued from treasury or acquired by a Designated Broker in the open market on behalf of the Participant. The right of a holder to have their Share Units redeemed is subject to such restrictions and conditions on vesting as the Board may determine at the time of grant. Restrictions and conditions on vesting conditions may, without limitation, be based on the passage of time during continued employment or other service relationship (commonly referred to as a RSU), the achievement of specified Performance Criteria (commonly referred to as a PSU) or both. The grant of a Share Unit by the Board shall be evidenced by a Share Unit Agreement.
The Board shall have sole discretion to determine whether the Performance Criteria, if any, and/or other vesting conditions with respect to a Share Unit, as contained in the agreement pursuant to which such Share Unit is granted (each, a “Share Unit Agreement”), have been met and shall communicate to a Participant as soon as reasonably practicable when any such applicable vesting conditions or Performance Criteria have been satisfied and the Share Units have vested. If the date on which any Share Units would otherwise vest falls within a Blackout Period or within nine Business Days after a Blackout Period Expiry Date, the vesting of such Share Units will be deemed to occur on the date that is ten Business Days after the Blackout Period Expiry Date. Subject to the vesting and other conditions and provisions in the Omnibus Incentive Plan and in the applicable Share Unit Agreement, each Share Unit awarded to a Participant shall entitle the Participant to receive, on settlement, a cash payment equal to the Market Value of a Share; alternatively, the Corporation (or the applicable subsidiary of the Corporation) may, in its sole discretion, elect to settle all or any portion of the cash payment obligation by the delivery of Common Shares issued from treasury or acquired by a Designated Broker in the open market on behalf of the Participant. Subject to the terms and conditions in the Omnibus Incentive Plan, vested Share Units shall be redeemed by the Corporation (or the applicable subsidiary of the Corporation) as described above on the 15th day following the vesting date.
Dividend Equivalents may, as determined by the Board in its sole discretion, be awarded in respect of unvested Share Units in a Participant’s account on the same basis as cash dividends declared and paid on Common Shares as if the Participant was a Shareholder of record of Common Shares on the relevant record date. In the event that the Participant’s applicable Share Units do not vest, all Dividend Equivalents, if any, associated with such Share Units will be forfeited by the Participant.
Deferred Share Units
A DSU is an Award in the nature of a deferral of payment for services rendered in the year of grant which, upon settlement, entitles the recipient Participant to receive, for each DSU redeemed, a cash payment equal to the Market Value of a Share; alternatively, the Corporation may, at its sole discretion, elect to settle all or any portion of the cash payment obligation by the issuance of Common Shares from treasury. The grant of a DSU by the Board shall be evidenced by a DSU Agreement.
DSUs shall only vest, and a Participant is only entitled to redemption of a DSU, when the Participant ceases to be a director of the Corporation for any reason, including termination, retirement or death. Notwithstanding the foregoing, if the date on which any DSU would otherwise vest falls within a Blackout Period or within nine Business Days after a Blackout Period Expiry Date, the vesting of such DSU will be deemed to occur on the date that is ten Business Days after the Blackout Period Expiry Date.
DSUs shall be redeemed and settled by the Corporation as soon as reasonably practicable following the Participant’s Termination Date, but in any event not later than, and any payment in respect of the settlement of such DSUs shall be made no later than, December 15 of the first calendar year commencing immediately after the Participant’s Termination Date.
Effect of Termination on Awards
Unless otherwise provided for in an Option Agreement, Share Unit Agreement or DSU Agreement or determined by the Board on an individual basis, Awards (other than "Paycore Arrangement" Options) are subject to the following conditions:
(a)Resignation: Upon a Participant ceasing to be an Eligible Participant as a result of his or her resignation from the Corporation or a subsidiary (other than by reason of retirement):
(i)each unvested Option granted to such Participant shall terminate and become void immediately upon resignation;
(ii)each vested Option granted to such Participant will cease to be exercisable on the earlier of ninety (90) days following the Participant’s Termination Date and the expiry date of the Option set forth in the Option Agreement, after which such Option will expire; and
(iii)the Participant’s participation in the Omnibus Incentive Plan shall be terminated immediately, and all Share Units credited to such Participant’s Account that have not vested shall be forfeited and cancelled.
(b)Termination for Cause: Upon a Participant ceasing to be an Eligible Participant for Cause (as determined by the Corporation, which determination shall be binding on the Participant for purposes of the Omnibus Incentive Plan);
(i)any vested or unvested Options granted to such Participant shall terminate automatically and become void immediately; and
(ii)the Participant’s participation in the Omnibus Incentive Plan shall be terminated immediately, and all Share Units credited to such Participant’s Account that have not vested shall be forfeited and cancelled.
(c)Termination not for Cause: Upon a Participant ceasing to be an Eligible Participant as a result of his or her employment or service relationship with the Corporation or a subsidiary being terminated without Cause:
(i)each unvested Option granted to such Participant shall terminate and become void immediately;
(ii)each vested Option held by such Participant shall cease to be exercisable on the earlier of (A) ninety (90) days after the Participant’s Termination Date (or such later date as the Board may in its sole discretion determine), or (B) the expiry date of such Option as set out in the applicable Option Agreement, after which the Option will expire; and
(iii)all unvested Share Units in the Participant’s Account as of such date relating to a Restriction Period in progress shall be forfeited and cancelled (unless the Board, in its sole discretion, instead accelerates the vesting or waives vesting conditions with respect to all or some portion of such unvested Shares Units).
(d)Termination Due to Disability or Retirement: Upon a Participant ceasing to be an Eligible Participant by reason of retirement or permanent disability:
(i)each unvested Option granted to such Participant shall terminate and become void immediately;

(ii)each vested Option held by such Participant will cease to be exercisable on the earlier of (A) ninety (90) days from the date of retirement or the date on which the Participant ceases his or her employment or service relationship with the Corporation or any subsidiary by reason of permanent disability, and (B) the expiry date of such Option as set out in the applicable Option Agreement, after which the Option will expire; and
(iii)all unvested Share Units in the Participant’s Account as of such date relating to a Restriction Period in progress shall be forfeited and cancelled (unless the Board, in its sole discretion, instead accelerates the vesting or waives vesting conditions with respect to all or some portion of such unvested Shares Units).
(e)Termination Due to Death: Upon a Participant ceasing to be an Eligible Participant by reason of death:
(i)each unvested Option granted to such Participant shall terminate and become void immediately;
(ii)each vested Option held by such Participant at the time of death may be exercised by the legal representative of the Participant, provided that any such vested Option shall cease to be exercisable on the earlier of (A) six (6) months after the Participant’s death or (B) the expiry date of such Option as set forth in the applicable Option Agreement; and
(iii)all unvested Share Units in the Participant’s Account as of such date relating to a Restriction Period in progress shall be forfeited and cancelled (unless the Board, in its sole discretion, instead accelerates the vesting or waives vesting conditions with respect to all or some portion of such unvested Shares Units).
(f)Termination in Connection with a Change of Control: If, within 12 months following a Change of Control (as defined in the Omnibus Incentive Plan), a Participant who was an officer or employee of, or a consultant to, the Corporation prior to the Change of Control has their employment agreement or consulting agreement terminated:
(i)all unvested Options granted to such Participant shall immediately vest and become exercisable, and remain open for exercise until the earlier of (A) their expiry date as set out in the applicable Option Agreement and (B) the date that is ninety (90) days after such termination or dismissal; and
(ii)all unvested Share Units granted to such Participant shall become vested as of the date of such termination or dismissal.
The foregoing provisions do not apply to "Paycore Arrangement" Options, which shall only expire on their expiry date (except in the case of the death of a holder of "Paycore Arrangement" Options, in which case any "Paycore Arrangement" Options held by such Participant at the time of death may be exercised by the legal representative of such Participant in as described in clause (e)(ii) above).
Change of Control
In the event of a Change of Control (as defined in the Omnibus Incentive Plan) the Board will have the power, in its sole discretion, to modify the terms of the Omnibus Incentive Plan and/or the Awards to assist the Participants to tender into a take-over bid or participate in any other transaction leading to a Change of Control. For greater certainty, in the event of a take-over bid or any other transaction leading to a Change of Control, the Board shall have the power, in its sole discretion, to (i) provide that any or all Awards shall thereupon terminate, provided that any such outstanding Awards that have vested shall remain exercisable until consummation of such Change of Control, and (ii) permit Participants to conditionally exercise their vested Options, such conditional exercise to be conditional upon the take-up by such offeror of the Common Shares or other securities tendered to such take-over bid in accordance with the terms of such take-over bid (or the effectiveness of such other transaction leading to a Change of Control).
Assignment
No Award or other benefit payable under the Omnibus Incentive Plan shall, except as otherwise provided by law or specifically approved by the Board, be transferred, sold, assigned, pledged or otherwise disposed in any manner other than by will or the law of descent.

Amendment
The Board may suspend or terminate the Omnibus Incentive Plan at any time, or from time to time amend or revise the terms of the Omnibus Incentive Plan or any granted Award without the consent of the Participants, provided that any such suspension, termination, amendment or revision does not adversely alter or impair the rights of any Participant without the consent of such Participant (except as permitted by the provisions of the Omnibus Incentive Plan), and is in compliance with applicable law, including, if required, the prior approval of the TSX (or any other stock exchange on which the Common Shares are listed) or any other regulatory body having authority over the Corporation.
Unless such approval is required by law or the requirements of the TSX (or any other stock exchange on which the Common Shares are listed), the Board may make the following types of amendments to the Omnibus Incentive Plan without seeking approval of the Corporation’s Shareholders:
•any amendment to the vesting provision, if applicable, or assignability provisions of the Awards;
•any amendment to the expiration date of an Award that does not extend the terms of the Award past the original date of expiration of such Award;
•any amendment regarding the effect of termination of a Participant’s employment or engagement;
•any amendment which accelerates the date on which any Option may be exercised under the Omnibus Incentive Plan;
•any amendment that is necessary to comply with applicable law (including taxation laws) or the requirements of the TSX or any other regulatory body;
•any amendment of a “housekeeping” nature, including to clarify the meaning of an existing provision of the Omnibus Incentive Plan, correct or supplement any provision of the Omnibus Incentive Plan that is inconsistent with any other provision of the Omnibus Incentive Plan, correct any grammatical or typographical errors or amend the definitions in the Omnibus Incentive Plan;
•any amendment regarding the administration of the Omnibus Incentive Plan;
•any amendment to add provisions permitting the grant of Awards settled otherwise than with Common Shares issued from treasury, or adopt a clawback provision that is applicable to equity compensation; and
•any other amendment that does not require the approval of the Corporation’s Shareholders.
Shareholder approval is required to make the following amendments (provided that Common Shares held directly or indirectly by Insiders benefiting from such amendments shall be excluded when obtaining such approval):
•an increase in the maximum number of Common Shares reserved for issuance under the Omnibus Incentive Plan (other than as a result of certain permitted adjustments arising from a reorganization of the Corporation’s share capital or certain other transactions);
•any adjustment that reduces, or would have the effect of reducing, the exercise price of an Option (other than as a result of certain permitted adjustments arising from a reorganization of the share capital of the Corporation or certain other transactions);
•an extension of the expiry date of an outstanding Award beyond the expiry date;
•any amendment which increases the maximum number of Common Shares that may be (i) issuable to Insiders at any time; or (ii) issued to Insiders under the Omnibus Incentive Plan and any other proposed or established Share Compensation Arrangement in a one-year period (other than as a result of certain permitted adjustments arising from a reorganization of the Corporation’s share capital or certain other transactions);
•any amendment to the number of Common Shares that may be made issuable pursuant to Awards made to employees and Non-Employee Directors within any one year period;
•any amendment to the limits on Awards to Non-Employee Directors; and
•any amendment to the definition of Eligible Participant under the Omnibus Incentive Plan.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES
Board of Directors
The Corporation currently has NINE directors, all of whom, except Mr. Richard Young, are considered independent for the purposes of National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”), the applicable standards of the NYSE American and the rules of the SEC. Mr. Seaman will not be standing for re-election at the Meeting and Mr. Gottesfeld is a nominee. Accordingly, going forward it is expected that all directors, except Mr. Richard Young, will be considered independent of the Corporation for the purposes of NI 58-101, the applicable standards of the NYSE American and the rules of the SEC, as detailed below.
The Common Shares are dual-listed in Canada and the United States. The NYSE American, U.S. securities laws, Glass Lewis and ISS all provide different requirements for determining director independence than requirements under Canadian securities laws and the policies of the TSX. While the standards used by the NYSE American, U.S. securities laws, as well as the requirements of Glass Lewis and ISS, are generally consistent with TSX requirements and Canadian securities laws, they each also include several additional requirements that may render a director that is independent under Canadian securities laws to be considered not independent under their respective standards.

Director Independence
Name of Director	Independence Under Canadian and US Securities Laws
John Begeman	Independent
Ronald Butler	Independent
Ron Clayton (Chair)	Independent
Arthur Einav	Independent
Stephen Gottesfeld(1)	Independent
Michael Jalonen	Independent
Cassandra Joseph	Independent
John Seaman(2)	Independent
Steven Yopps	Independent
Richard Young	Not Independent(3)
Notes:
(1)Mr. Gottesfeld has been nominated for election to the Board of Directors to be considered by shareholders at the upcoming annual general meeting.
(2)Mr. Seaman will not be standing for re-election at the Meeting.
(3)Mr. Young is not considered to be independent by virtue of the fact that he is the President & Chief Executive Officer of the Corporation.

The following table sets out, for each director of the Corporation for the year ended December 31, 2025, his or her attendance record for all meetings of the Board and committees of the Board held since the beginning of the most recently completed financial year of the Corporation:

Director Meeting Attendance for the year ended December 31, 2025
			Committee Meetings
Name	Board		Audit		Compensation		Governance & Nominating		Technical, Safety & Sustainability		Overall Attendance
	Number	%	Number	%	Number	%	Number	%	Number	%	Number (%)
Ron Clayton											13/13
	8/8	100	—	—	—	—	—	—	5/5	100	100%
John Begeman											22/22
	8/8	100	4/4	100	4/4	100	6/6	100	—	—	100%
Eva Bellissimo(1)											11/13
	6/6	100	—	—	—	—	4/4	100	1/3	33	85%
Arthur Einav											15/18
	6/8	75	4/4	100	—	—	5/6	83	—	—	83%
Cassandra Joseph(2)											18/19
	8/8	100	—	—	4/4	100	2/2	100	4/5	80	95%
Christina McCarthy(3)											5/6
	4/4	100	—	—	—	—	—	—	1/2	50	83%
John Seaman											16/16
	8/8	100	4/4	100	4/4	100	—	—	—	—	100%
Richard Young											8/8
	8/8	100	—	—	—	—	—	—	—	—	100%
Notes:
(1)Ms. Bellissimo resigned from the Board effective October 31, 2025.
(2)Ms. Joseph was appointed to the CG&N Committee as Committee Chair in Q4 2025.
(3)Ms. McCarthy resigned from the Board effective June 17, 2025.

For the financial year ended December 31, 2025, the independent directors of the Corporation held six in camera sessions (subsequent to the Board meetings) without members of management present in order to discuss the business of the Corporation.
The Corporation does not have a specific policy requiring directors to attend annual meetings of shareholders, however it does expect such directors to make every reasonable effort to do so. All directors voted their Common Shares in advance of the 2025 Annual Meeting of Shareholders, and two (2) directors attended the meeting.
Board Leadership Structure
The Corporation has separate Chairman and Chief Executive Officer positions. The Corporation believes that its leadership structure is optimal for the Corporation at this time. This structure allows the Chief Executive Officer to focus on managing the Corporation’s business, while the Chairman oversees the functioning of the Board.
As of the date of this Circular, Mr. Ron Clayton is the Chairman of the Board and is considered to be independent of the Corporation for the purposes of NI 58-101. The Chairman of the Board plays a leading and critical role on behalf of the Board in its supervision of senior management of the business and affairs of the Corporation. The Chairman is primarily responsible for the management of the Chief Executive Officer of the Corporation and effective performance of the Board and provides leadership to the Chief Executive Officer and the Board. The written mandate of the Chairman states that the Chairman should provide leadership to the Board, including by:
•leading, managing and organizing the Board consistent with the approach to corporate governance established by the Board from time to time;
•promoting cohesiveness among the directors of the Corporation;
•being satisfied, together with the lead independent director, if any, that the responsibilities of the Board and the committees of the Board are well understood by the Board;
•assisting the Board in ensuring the integrity and ethics of the senior officers of the Corporation and that such senior officers create a culture of fairness, integrity and ethics consistent with the policies of the Corporation, throughout the Corporation;
•together with the lead director, if any, and the Chair of the CG&N Committee, reviewing from time to time the committees of the Board, the Chairs of such committees and the mandates of such committees; and
•together with the lead director, if any, and the Chair of CG&N Committee, ensuring that the Board, the committees of the Board, individual directors and the senior officers understand and discharge their respective obligations consistent with the approach to corporate governance established by the Board and the policies of the Corporation from time to time.
The Chairman also acts in an advisory and supervisory capacity to the senior officers of the Corporation in all matters concerning the interests, affairs and management of the Corporation.
In circumstances where the Chairman of the Board is not considered independent under NI 58-101, the Board will appoint a lead director who will provide, as required, independent leadership to the Board and will facilitate the functioning of the Board independently of the senior officers and the Chairman (if not independent).
Other Public Company Directorships
The following directors or director nominees of the Corporation also currently hold directorships with other reporting issuers:

Name of Director	Other Reporting Issuers	Markets
John Begeman	Pan American Silver Corp.	TSX / NYSE
	Allied Gold Corporation	TSX / NYSE

Ronald Butler	Pinnacle West Capital Corporation	NYSE

John Seaman(1)	Wolfden Resources Corporation	TSXV
	Fitzroy Minerals Inc.	TSXV
	Magna Mining Inc.	TSXV
	Grafton Resources Inc.	CSE

Michael Jalonen	Honey Badger Silver	TSXV
Notes:
(1)Mr. Seaman will not be standing for re-election at the Meeting.
Board Mandate
The duties and responsibilities of the directors of the Board are to supervise the management of the business and affairs of the Corporation and to act in the best interests of the Corporation. In discharging its mandate, the directors of the Corporation are responsible for the oversight and review of the development of, among other things, the following matters:
•succession planning, including appointing, training and monitoring senior management;
•reviewing financial and underlying operational performance of the Corporation;
•the integrity of the Corporation’s internal controls and procedures, including adequate management information systems and the oversight of the testing of internal controls;
•the strategic direction of the Corporation;

•identifying the principal business risks of the Corporation and ensuring that procedures and people are in place to appropriately manage these risks; and
•disclosure and communication policies for the Corporation to facilitate communications with investors and other interested parties.
The Board has adopted a formal written mandate (the “Board Mandate”) which clarifies these responsibilities and is complemented by the written mandates of each of its standing committees. The Board Mandate also sets out procedures relating to the Board’s operations, such as the number of meetings, delegation to committees of the Board and access to independent advisors. Pursuant to the Board Mandate, the Board is required to hold a minimum of one scheduled meeting per quarter and directors are expected to attend at least 75% of all meetings of the Board held in a given financial year. The Board Mandate also sets forth the Board’s policy is to hold an in camera session at the end of each Board meeting with only the independent directors of the Corporation in attendance.
The Board is responsible for assessing its own mandate and the effectiveness in fulfilling its mandate. The Board discharges its responsibilities and obligations either directly or through one of its committees, currently consisting of the Audit Committee, the Compensation Committee, the CG&N Committee and the TSS Committee.
The full text of the Board Mandate establishing the mandate and responsibilities of the Board is reproduced in its entirety in Appendix “A” attached hereto. A copy of the Board Mandate is also available on the Corporation’s website at www.i80gold.com.
Contact with the Board of Directors
Shareholders may send communications to the entire Board, to a particular committee, or to an individual director. The mailing address is i-80 Gold Corp.,150 York Street, Suite 1802, Toronto ON M5H 3S5, Attention: Corporate Secretary.
Board Role in Risk Oversight
The Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Corporation’s assessment of risks. The Board focuses on the most significant risks facing our Corporation and our Corporation’s general risk management strategy. While the Board oversees the Corporation, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Corporation and that our Board leadership structure supports this approach.
Position Descriptions
The Board has developed written mandates for the Chairman of the Board, the Chief Executive Officer, and each committee of the Board, including written responsibilities for the chair of each committee of the Board. A copy of the mandate of the Chairman of the Board, the Chief Executive Officer, and each committee of the Board are available on the Corporation’s website at www.i80gold.com.
Orientation and Continuing Education
When a new director is added, the CG&N Committee will, if requested by the Board, arrange for an orientation and education program to inform the new director about the role of the Board and its committees, the nature and affairs of the Corporation and the contribution which individual directors are expected to make to the Board in terms of both time and resource commitments. New directors will also be provided with reference materials and access to corporate information and other resources in order to give such directors an opportunity to become familiar with the Corporation and its operations, including:
•information on the Board and its committees, and copies of the corporate governance policies of the Corporation;
•access to recent, publicly filed documents of the Corporation, technical reports and any internal financial information;

•access to recent Board and committee meeting materials;
•access to management, technical experts and consultants; and
•a summary of significant corporate and securities responsibilities.
The CG&N Committee is also mandated to consider continuing education opportunities that would be relevant to existing directors of the Corporation so that individual directors can maintain and enhance their abilities and ensure that their knowledge of the business and affairs of the Corporation remains current.
As each director has a different skill set and professional background, any orientation and continuing education activities will be tailored to the particular needs and experience of each director.
Ethical Business Conduct
The directors of the Corporation have adopted a written Code of Business Conduct and Ethics for the directors, officers and employees of the Corporation (the “Code”). A copy of the Code may be found on the Corporation’s website at www.i80gold.com.
The Code outlines the ethical principles that should guide all directors, officers and employees of the Corporation in the performance of their duties. It provides that directors, officers and employees must not only comply with applicable laws, rules and regulations, but also must engage in and promote honest and ethical conduct and abide by the policies and procedures that govern the conduct of the Corporation’s business. Further, any director, officer or employee who knows of or suspects a violation of the Code, or of any applicable laws, rules or regulations (including all applicable stock exchange rules), is obligated to immediately report such information to a member of management or the Audit Committee.
The senior management and directors of the Corporation are responsible for monitoring compliance with the Code and for regularly assessing its adequacy. The directors of the Corporation are responsible for interpreting the Code in any particular situation and for approving any changes to the Code as is required from time to time. The CG&N Committee will review actions taken by the senior officers to ensure compliance with the Code and the results of the confirmations, and any violations, of the Code, and will also monitor any proposed amendments to the Code and any waivers to the Code granted by the Board.
The directors of the Corporation as a whole ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer of the Corporation has a material interest by requiring such director or executive officer to disclose any potential or actual conflicts of interest to the Chairman of the Corporation. If the Chairman determines that a conflict exists, such director or executive officer does not participate in the discussion or decisions regarding the transaction or agreements. Directors and executive officers of the Corporation are urged, where appropriate, to retain independent professional advice to ensure the fulfillment of their duties.
Nomination of Directors
The CG&N Committee is responsible for identifying potential candidates for the Board and also considers, from time to time, the desirable number of directors of the Corporation. The CG&N Committee has been delegated the responsibility of assessing potential Board candidates to fill perceived needs on the Board for required competencies, skills, independence, diversity, and other factors. Members of the Board are also consulted for possible candidates.
The CG&N Committee considers from time to time the desirable number of directors of the Corporation, identifies and recommends to the Corporation and the Board proposed nominees to be directors of the Corporation, and considers a skills matrix for the Board, which includes the competencies and skills that each individual director possesses. In identifying and making recommendations of nominee directors to the Board, the CG&N Committee considers the competencies and skills that are necessary for the Board as a whole to possess, the competencies and skills that are necessary for each individual director to possess, the competencies and skills which each new nominee to the Board is expected to bring, whether each proposed nominee to the Board will be able to devote sufficient time and resources to the Corporation.

The CG&N Committee does not have a formal policy that addresses director candidates recommended by Shareholders because the Board believes that its current director solicitation processes and Shareholder engagement are sufficient to incorporate Shareholder involvement without a formal policy. Additionally, the CG&N Committee will consider director candidates recommended by Shareholders, and its process and criteria for considering such recommendations are no different than its process and criteria for screening and evaluating candidates suggested by directors, management of the Corporation, or third parties.
For details on the composition of the CG&N Committee and other responsibilities of the CG&N Committee, see “Statement of Corporate Governance Practices – Board Committees – Corporate Governance and Nominating Committee”.
Compensation
For information about the skills and experience of the members of the Compensation Committee, see “Statement of Executive Compensation – Compensation Discussion and Analysis – Compensation Governance” above.
The Compensation Committee is responsible for assisting the Board in setting the compensation of directors and senior officers of the Corporation and for developing and submitting to the Board recommendations with respect to other employee benefits that are considered advisable. In particular, the Compensation Committee is responsible for, among other things, reviewing and making recommendations to the Board with respect to the compensation policies and practices of the Corporation, annually reviewing and recommending to the Board for approval the remuneration of the senior officers of the Corporation (with such review being carried out in consultation with the Chief Executive Officer, other than the review of the remuneration of the Chief Executive Officer, for which he or she may not be present), annually reviewing and recommending to the Board for approval the remuneration of the directors of the Corporation, reviewing and making a recommendation to the Board on the hiring or termination of any senior executive or any special employment contracts, annually recommending to the Board any incentive award to be made to the senior executives under any incentive plan or under any employment agreement, and annually comparing the total remuneration of the senior executives with the remuneration of peers in the same industry. The role of the Compensation Committee includes reviewing and identifying, on an annual basis, any risks associated with the compensation policies and practices of the Corporation that are reasonably likely to have a material adverse effect on the Corporation and, to the extent deemed necessary by the Compensation Committee, establishing practices to identify and mitigate any compensation policies and practices that could encourage senior executives of the Corporation to take inappropriate or excessive risks. The Compensation Committee also oversees the equity-based compensation plans of the Corporation, including the Omnibus Incentive Plan.
Appropriate compensation is determined through periodic and annual reports from the Compensation Committee on the Corporation’s overall compensation and benefits philosophies, with such compensation realistically reflecting the responsibilities and risks of each position. For more information with respect to the compensation of the Named Executive Officers and the directors of the Corporation, see “Statement of Executive Compensation”.
Board Committees
As of the date hereof, the Corporation has the following standing committees of the Board. Membership of the Audit, Compensation and the Technical, Safety & Sustainability Committees were revised following the appointments of Mssrs Butler, Yopps and Jalonen on February 1, 2026. The mandates or charters of each of the committees are available on the Corporation’s website at www.i80gold.com.
Audit Committee
As of the date of this Circular, the Audit Committee is comprised of four members, John Seaman (Chair), Arthur Einav, Ronald Butler, and Michael Jalonen each of whom is independent within the meaning of National Instrument 52-110 – Audit Committees, the NYSE American and the SEC. For details on the attendance of members of the Audit Committee at the meetings of the Audit Committee in the year ended December 31, 2025, see “Statement of Corporate Governance Practices – Board of Directors”.

For further information regarding the Audit Committee, including its members and responsibilities, see “Audit Committee Disclosure”.
Compensation Committee
As of the date of this Circular, the Compensation Committee is comprised of four members, being John Begeman (Chair), Cassandra Joseph, Ronald Butler and Steven Yopps, each of whom is independent within the meaning of NI 58-101. For details on the attendance of members of the Compensation Committee at the meetings of the Compensation Committee in the year ended December 31, 2025 as well as independence determinations, see “Statement of Corporate Governance Practices – Board of Directors”.
For further information regarding the Compensation Committee members and its responsibilities, see “Statement of Executive Compensation – Compensation Discussion and Analysis” and “Statement of Corporate Governance Practices – Compensation”.
Technical, Safety & Sustainability Committee
As of the date of this Circular, the Technical, Safety & Sustainability Committee (the "TSS Committee") is comprised of four members, Ron Clayton, Steven Yopps, Michael Jalonen and John Begeman. For details on the attendance of members of the Committee at the meetings of the TSS Committee in the year ended December 31, 2025, see “Statement of Corporate Governance Practices – Board of Directors”.
The TSS Committee is responsible for reviewing reports from management of the Corporation concerning the Corporation’s compliance with applicable laws, rules, regulations and standards of corporate conduct with respect to health, safety and the environment. The TSS Committee is also responsible for reviewing and recommending to the Board for approval, any changes in, or additions to, the environmental and occupational health and safety policies. The TSS Committee also review other environmental matters and risks (which includes impacts on biodiversity and water quality, engagement with local communities relating to waste management and assess climate-related risks) and occupational health and safety matters and risks (which includes maintenance of plant, equipment and infrastructure and feedback from employees, contractors and local communities and stakeholders relating to site operations).
Corporate Governance and Nominating Committee
As of the date of this Circular, the CG&N Committee is comprised of three members, Cassandra Joseph (Chair), John Seaman and Arthur Einav, each of whom is independent within the meaning of NI 58-101. For details on the attendance of members of the CG&N Committee at the meetings of the CG&N Committee in the year ended December 31, 2025, see “Statement of Corporate Governance Practices – Board of Directors”.
The CG&N Committee is responsible for assisting the Corporation and the Board in fulfilling their respective corporate governance responsibilities under applicable securities laws, instruments, rules and mandatory policies and regulatory requirements, including all applicable stock exchange rules, and to promote a culture of integrity throughout the Corporation. It is the responsibility of the CG&N Committee, in consultation with the Chairman of the Board to review and make recommendations to the Board with respect to its standing committees, as well as the Chairs and mandates of such committees. The CG&N Committee will also periodically assess the size and composition of the Board, identify individuals qualified to be new Board members and, if requested, develop a comprehensive orientation and education program for new recruits to the Board and continuing education program for current members of the Board. The role of the CG&N Committee includes evaluating periodically the effectiveness of the Board as a whole, committees of the Board, and the contribution of individual directors, and reviewing requests from members of the Board to hire any outside consultants. It also oversees all proposed related party transactions and is responsible for reviewing and monitoring the enforcement of the Code. See “Statement of Corporate Governance Practices – Nomination of Directors”.
Assessments
The CG&N Committee is responsible for reviewing periodically the effectiveness of the Board as a whole, the committees of the Board and the contribution of individual directors. On an annual basis the Board responds to an assessment questionnaire that addresses the performance of the Board. The results of such assessment are tabulated by the Corporation’s Corporate Secretary, who then discusses and reports to the CG&N Committee and the Board on the results and any proposed action items to improve the functioning of the Board or any Committees.
Director Term Limits and Other Mechanisms of Board Renewal
As set forth above under “Business of the Meeting - Election of Directors”, each director elected serves until the next annual meeting of Shareholders unless his or her office is earlier vacated in accordance with the articles of the Corporation. The Board does not currently have a limit on the number of consecutive terms for which a director may sit as it believes that imposing arbitrary term or age limits at this stage of the Corporation’s development may be disruptive as it may prevent or restrict the continued service on the Board of experienced and valuable directors who will have acquired an institutional knowledge of the Corporation from such years of service. The imposition of inflexible term limits may not necessarily correlate with returns or benefits for stakeholders. Rather, the Board maintains a flexible approach to Board succession whereby it considers the addition of potential candidates in conjunction with its assessments of current directors and the Board as a whole. The CG&N Committee and the Board have an effective director evaluation process and which the Board believes is a more effective method to assess the fitness for service on the Board than age or term served. Periodically, the CG&N Committee, together with the CEO will survey directors individually to determine whether such director has sufficient time to devote to his or her Board duties and whether there is any other reason for which such director does not believe he or she should stand for re-election at the next annual general meeting. The Board believes that the above approach allows the Corporation to maintain an effective Board succession process.
Diversity at the Board and Senior Management Level
The Corporation's Board and Executive Management group believe that decision-making is enhanced through diversity in the broadest sense. In the context of an effective board of directors, diversity includes expression of thought, knowledge and competencies, experiences, backgrounds and perspectives. Diversity also includes valuing an individual’s gender, ethnicity, age, race, religion, disability, cultural and socio-economic background and sexual orientation. Taken together, these diverse experiences, backgrounds and perspectives provide an active, informed and positive contribution to the operation and oversight of the Corporation, the conduct of its business and its future development. The Corporation supports and encourages diversity of the Board and senior management team.
The CG&N Committee reviews and assesses Board composition, including the level of diversity on the Board, and recommends the appointment of new directors as applicable. In connection with this process, the CG&N Committee assesses the effectiveness of the Board as a whole, its committees and individual directors. The CG&N Committee considers the results of these assessments and the balance of skills, experience, independence and knowledge on the Board, diversity, how the Board works together as a unit, and other factors relevant to its effectiveness in making recommendations relating to Board appointments. The Corporation believes that a Board and senior management team made up of highly qualified individuals from diverse backgrounds enriches discussions and enhances decision-making. The CG&N Committee and the Board, may, if needed, engage external advisors to conduct a search for Board and management candidates to help achieve its objectives of an effective and diverse board of directors.
The Corporation believes in the identification or selection of the most appropriate candidates for the Corporation’s specialized business and its current stage of operations. Diversity, including gender, age, nationality, cultural and educational background and business and other experience, is one of the factors that the CG&N Committee considers in identifying and nominating candidates for election or re-election to the Board. The CG&N Committee believes all of these factors are relevant to ensure high functioning Board members and believes that appointments of directors and executive officers should be made based on a holistic review of the merits of the individuals, taking into account knowledge and competencies of the Board or management candidate while balancing diversity goals of the Corporation. The Corporation is committed to providing an environment in which all employees and directors are treated fairly and with respect and have equal access to opportunities for advancement based on skills and aptitude.

Should all nominees be elected to the Board at the Meeting, the representation of women on the Board will be one out of nine directors (11%). The Corporation currently has 35% representation of women within its workforce. Of the Corporation’s fifteen-person (15) senior management team (vice president positions and above), five (5) or 33% of the positions are held by women.
Majority Voting Policy
The Board has adopted a majority voting policy (the “Majority Voting Policy”) which provides that in an uncontested election of directors, if any nominee for director receives a greater number of votes “withheld” from his or her election than votes “for” such election, that director will immediately tender his or her resignation to the Board following the meeting. The CG&N Committee will consider the offer of resignation and recommend to the Board whether or not to accept it. In its deliberations, the CG&N Committee will consider any exceptional circumstances that would justify not accepting the resignation. The CG&N Committee is expected to recommend that the Board accept the resignation absent exceptional circumstances. The Board will render a decision as to whether or not to accept the resignation within 90 days following the applicable Shareholders’ meeting, after considering the circumstances considered by the CG&N Committee and any other circumstances that the Board considers relevant. The Board will accept the resignation absent exceptional circumstances that would warrant the director continuing to serve on the Board. The Board will promptly issue a press release to announce its decision, a copy of which will be provided to the TSX. If a director refuses to tender his or her resignation in accordance with the Majority Voting Policy, such director will not be re-nominated at the next election.
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
No person who is, or at any time during the most recently completed financial year was, a director or executive officer of the Corporation, no person proposed to be nominated for election as a director of the Corporation, nor any associate of any such director, executive officer or proposed nominee, is, or at any time since the beginning of the most recently completed financial year of the Corporation has been, indebted to the Corporation or any of its subsidiaries, or indebted to another entity, where such indebtedness is, or at any time since the beginning of the most recently completed financial year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries, pursuant to a security purchase program of the Corporation or otherwise.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Except as otherwise disclosed herein, no informed person (as that term is defined in National Instrument 51-102 – Continuous Disclosure Obligations) of the Corporation, no person proposed to be nominated for election as a director of the Corporation, nor any associate or affiliate of any of them, has or has had any material interest, direct or indirect, in any transaction since the commencement of the Corporation’s most recently completed financial year or in any proposed transaction which has materially affected or is reasonably expected to materially affect the Corporation or any of its subsidiaries.
Transactions with Related Persons
Except as set out below, since December 31, 2023, there have been none and there are no currently proposed transactions in which the Corporation was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of the following persons (had or will have a direct or indirect material interest):
•any executive officer, director, or nominee for election as director of the Corporation;
•any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding Common Shares
•any promoters and control persons; and any member of the immediate family (including any child, parent, sibling, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and stepchildren and stepparents, and any person sharing the household of such person (other than a tenant or an employee)) of any of the foregoing persons.

Summary of Transactions with Related Persons
•Orion Mine Finance (“Orion”) or its affiliates are parties to agreements with the Company and were previously a holder of more than 5% of the Company’s outstanding Common Shares.
•In 2024, the Company entered into a series of agreements relating to its A&R Gold Prepay agreement, dated September 20, 2023, and Silver Purchase Agreement, dated December 13, 2021, with an affiliate of Orion. For more information, see Notes 6(iv) and 6(v), respectively, of the consolidated financial statements (“Financial Statements”) for the year ended December 31, 2025 filed on Form 10-K, which are incorporated by reference herein.
•In January 2025, the Company issued to Orion 5.0 million common share purchase warrants, each with an exercise price of C$1.01. For more information, see Note 6(i) of the Financial Statements for the year ended December 31, 2025 filed on Form 10-K, which is incorporated by reference herein.
•In February 2025, the Company and Orion entered into an offtake agreement. For more information, see Note 18 of the Financial Statements for the year ended December 31, 2025, filed on Form 10-K, which is incorporated by reference herein.
•On February 11, 2026, Orion consented to the Company’s anticipated financing transactions of a royalty sale for $250 million and a gold pre-payment facility for up to $250 million, and the Company agreed to repay and terminate Orion’s Gold Prepay Agreement and convertible credit agreement for an aggregate of $75 million.
•The Company and certain of its subsidiaries were party to an Amended and Restated Convertible Credit Agreement, dated January 15, 2025, with OMF Fund III (F) Ltd. (the “Convertible Loan”) and an Amended and Restated Gold Prepay Purchase and Sale Agreement, dated September 20, 2023, with OMF Fund III (HG) Ltd., as subsequently amended (the “Gold Prepay Agreement”). Each OMF Fund III (F) Ltd. and OMF Fund III (HG) Ltd. are each an affiliate of Orion (the “Orion Entities”). The Company has repaid in full the Gold Prepay Agreement and Convertible Loan held by the Orion Entities. The aggregate payment to Orion was $92 million in cash and an additional 3 million common shares, to repay and terminate the Convertible Loan and Gold Prepay Agreement. The obligations to Orion were comprised of the Convertible Loan, including a principal amount of $50 million and approximately $20 million of accrued interest, together with the $22 million outstanding balance under the Gold Prepay Agreement.
•On February 9, 2024, the Company issued 1.6 million Common Shares to Waterton Global Resource Management Inc., a holder of more than 5% of the Company’s outstanding Common Shares at the time, for total gross proceeds of $2.1 million as partial consideration of the contingent value rights payment related to Granite Creek. For more information, see Note 9(a)(v) of the Financial Statements for the year ended December 31, 2025 filed on Form 10-K, which is incorporated by reference herein.
•Ewan Downie (former director and Chief Executive Officer) purchased C$198,000 of Common Shares in the February 2024 private placement. For more information, see Note 9(a)(iv) of the Financial Statements for the year ended December 31, 2025 filed on Form 10-K, which is incorporated by reference herein.
•On October 31, 2024, the Company issued 2.1 million Common Shares to Sprott Asset Management USA, Inc., a holder of more than 5% of the Company’s outstanding Common Shares, in connection with the conversion of $3.6 million in principal and $0.9 million in interest under the Sprott Convertible Loan. For more information, see Note 6(ii) of the Financial Statements for the year ended December 31, 2025 filed on Form 10-K, which is incorporated by reference herein.
•On January 31, 2025 Daniel Kaufman (holder of more than 5% of the Company’s outstanding Common Shares) and Orion participated in a prospectus offering of the Company under which they purchased 2,500,000 Common Shares and 1,809,775 Common Shares respectively, at a cost of C$0.80 per share for gross proceeds to the Company of C$2,000,000 and C$1,447,820. For more information, see Note 9(a)(i) of the Financial Statements for the year ended December 31, 2025 filed on Form 10-K, which is incorporated by reference herein.
•On February 28, 2025, the Corporation closed a private placement of 997,871 common shares to certain directors and officers at C$0.80 per share (gross proceeds of approximately C$798,297), concurrent with a prospectus offering that closed on January 31, 2025. The following directors and officers participated, with each subscription exempt from MI 61-101 formal valuation and minority shareholder approval requirements under sections 5.5(a) and 5.7(1)(a):
•Richard Young (Director and Senior Officer) - 625,000 shares (C$500,000);
•John Begeman (Director) - 44,987 units (C$35,989.60);
•John Seaman (Director) - 53,500 units (C$42,800);
•Matthew Gili (Senior Officer) - 35,000 units (C$28,000);
•Ryan Snow (Senior Officer) -35,000 units (C$28,000);
•David Savarie (Senior Officer) - 62,500 units (C$50,000); and
•Leily Omoumi (Senior Officer) - 18,000 units (C$14,400).

•On May 26, 2025, the Corporation closed a private placement of 22,240,000 units, each comprising one common share and one-half warrant exercisable at US$0.70 until November 16, 2027, at US$0.50 per unit (gross proceeds of US$11,120,000), concurrent with a bought deal offering (combined gross proceeds of US$184,000,000).
•Dan Kaufman (holder more than 5% of the Company’s outstanding Common Shares) purchased 20,000,000 units (US$10,000,000). For more information, see Note 9(a)(ii) of the Financial Statements for the year ended December 31, 2025 filed on Form 10-K, which is incorporated by reference herein.
•The following directors and officers participated, with each subscription exempt from MI 61-101 formal valuation and minority shareholder approval requirements under sections 5.5(a) and 5.7(1)(a):
•Richard Young (Director and Senior Officer) - 1,295,000 units (US$647,500);
•Ron Clayton (Director) - 200,000 units (US$100,000);
•Paul Chawrun (Senior Officer) - 140,000 units (US$70,000);
•John Begeman (Director) - 50,000 units (US$25,000);
•Ryan Snow (Senior Officer) - 50,000 units (US$25,000);
•David Savarie (Senior Officer) - 20,000 units (US$10,000); and
•Leily Omoumi (Senior Officer) - 20,000 units (US$10,000).

AUDIT COMMITTEE DISCLOSURE
Audit Committee Charter
The role of the Audit Committee is to support the Board in meeting its responsibilities to the shareholders of the Corporation. The Audit Committee is responsible for, among other things: (i) monitoring the Corporation’s systems and procedures for financial reporting and internal control; (ii) reviewing certain public disclosure documents of the Corporation; (iii) appointing and monitoring the performance and independence of the Corporation’s external auditors; and (iv) reviewing the Corporation’s audited financial statements, unaudited interim financial statements and related MD&A prior to their approval by the Board.
The responsibilities and duties of the members of the Audit Committee are set out in the Audit Committee’s charter.
Composition of the Audit Committee
The Audit Committee consists of four directors, being Mr. Seaman, Mr. Einav, Mr. Butler and Mr. Jalonen. Mr. Seaman is the Chair of the Audit Committee. The directors of the Corporation have determined that each of Mr. Seaman, Mr. Einav, Mr. Butler and Mr. Jalonen is “independent” from the Corporation and “financially literate” for the purposes of National Instrument 52-110 – Audit Committees of the Canadian Securities Administrators (“NI 52-110”). The members of the Audit Committee are required to meet the independence and experience requirements of the NYSE American and Section 10A(m)(3) of the Exchange Act, and the rules and regulations of the SEC. All members of the Audit Committee meet these requirements of the NYSE American, and Section 10A(m)(3) of the Exchange Act.
At least one member of the Audit Committee is required to be an “audit committee financial expert” as defined by the SEC. Mr. Seaman and Mr. Butler are each considered “audit committee financial experts.”
Each member of the Audit Committee has the ability to perform his responsibilities as an Audit Committee member based on his education and/or experience, as summarized below.
Relevant Education and Experience
The following summarizes the education and experience of each member of the Audit Committee that is relevant to the performance of his responsibilities as an Audit Committee member and, in particular, any education or experience that would provide the member with:
•an understanding of accounting principles used by the Corporation to prepare its financial statements;
•the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and provisions;
•experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation’s financial statements, or experience actively supervising one or more persons engaged in such activities; and
•an understanding of internal controls and procedures for financial reporting.

Audit Committee Member	Relevant Education and Experience
John Seaman	Mr. Seaman has significant experience working with resource issuers as a director, controller and chief financial officer, and has been a member of various public company audit committees. Mr. Seaman received a Bachelor of Education degree from Lakehead University in April 1993 and a Bachelor of Science degree in April 1990.

Ronald Butler	Mr. Butler is a Certified Public Accountant with more than 30 years of experience in audit, financial and strategic planning, operational excellence, digital transformation, and corporate governance across industries including mining and metals, energy, technology, and consumer products. Mr. Butler spent 29 years with Ernst & Young LLP (EY) in Arizona, most recently serving as Managing Partner from 2008 until his retirement in 2024. From 2022 to 2024, he also served as EY’s U.S. Mining & Metals Leader, where he led national strategy and drove client and business growth, advising major mining companies such as Freeport-McMoRan and Newmont Corporation. As Managing Partner, Mr. Butler led EY Arizona’s growth initiatives and strategic ventures, including public-sector programs focused on cost reduction, grants management, real estate optimization, and technology enablement. He also served on the Executive Committee for the City of Phoenix’s US$500 million General Obligation Bond Program and was a senior member of EY’s West Region Executive Leadership Team. During his tenure, he oversaw more than 500 professionals and advised a broad range of midsize and multinational public and private companies. Mr. Butler holds a BSc in Accountancy from the University of Arizona.

Arthur Einav	Mr. Einav is currently serving as Co-Chief Operating Officer and General Counsel of Sprott Inc. Mr. Einav has worked on public and private debt and equity offerings, exchange offers, mergers and acquisitions and debt restructurings in a variety of industries. Mr. Einav has also previously served on an audit committee for another issuer listed on the NYSE. Mr. Einav is a member of the Institute of Corporate Directors and has attained his ICD.D designation.

Michael Jalonen	Mr. Jalonen is a Chartered Financial Analyst with nearly 40 years of mining and capital markets experience, including over 30 years as a highly respected mining analyst at Bank of America Securities (BofA). He served as Managing Director and North American Senior Precious Metals Research Analyst until his retirement in 2022 and was consistently ranked among the leading mining analysts in North America. In this role, Mr. Jalonen led coverage and investment recommendations for 30 senior and intermediate precious metals producers, as well as royalty and streaming companies. He developed detailed operating and financial models, performed valuation analyses, and authored numerous thematic industry reports. Prior to that, Mr. Jalonen served as Global Coordinator for BofA’s Metals, Mining & Steel research team, overseeing a global group of analysts, publishing thematic research on precious and base metals, and organizing the firm’s flagship global mining conference. He began his career as a geologist. Mr. Jalonen holds an MBA in Finance from the DeGroote School of Business and a BSc (Hons) in Geology from the University of Windsor.
Reliance on Certain Exemptions
At no time since the commencement of the Corporation’s most recently completed financial year has the Corporation relied on the exemption set out in section 2.4 (De Minimis Non-audit Services), section 3.2 (Initial Public Offerings), subsection 3.3(2) (Controlled Companies), section 3.4 (Events Outside Control of Member), section 3.5 (Death, Disability or Resignation of Audit Committee Member), section 3.6 (Temporary Exemption for Limited and Exceptional Circumstances) or section 3.8 (Acquisition of Financial Literacy) of NI 52-110 or any exemption from NI 52-110, in whole or in part, granted under Part 8 (Exemptions) of NI 52-110.
Audit Committee Oversight
At no time since the commencement of the most recently completed financial year of the Corporation was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the directors of the Corporation.
Pre-Approval Policies and Procedures
The Audit Committee’s charter contains policies and procedures for the engagement of non-audit services. The Audit Committee is responsible for the pre-approval of all audit services and permissible non-audit services to be provided to the Corporation by the external auditors, subject to any exceptions provided in NI 52-110.

All engagements and fees for the fiscal year ended December 31, 2025 were pre-approved by the Audit Committee.
External Auditor Service Fees
The aggregate fees billed by the external auditor of the Corporation, Grant Thornton, during the two most recently completed financial years of the Corporation are set out below.

External Auditor Service Fees
Financial Year Ended	Audit Fees[1]	Audit Related Fees[2]	Tax Fees[3]	All Other Fees[4]
December 31, 2024	$1,606,150	—	—	—
December 31, 2025	$1,169,275	—	—	—
Notes:
(1)“Audit Fees” refers to the aggregate fees billed for audit services.
(2)“Audit Related Fees” refers to the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not reported under “Audit Fees”.
(3)“Tax Fees” refers to the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.
(4)“All Other Fees” refers to the aggregate fees billed for products and services, other than the services reported under “Audit Fees”, “Audit Related Fees” and “Tax Fees”.
AUDIT COMMITTEE REPORT
The Audit Committee reviewed and discussed with management and Grant Thornton, the Corporation’s independent auditor, the audited consolidated financial statements included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025. Management and Grant Thornton indicated that the Corporation’s consolidated financial statements were fairly stated in accordance with generally accepted accounting principles.
The Audit Committee has discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from Grant Thornton required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with Grant Thornton its independence.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025. The Audit Committee and the Board have also recommended the appointment of Grant Thornton as independent auditors for the Corporation for the fiscal year ending December 31, 2026.
Submitted by the Audit Committee Members:
John Seaman, Chair
Arthur Einav
Ronald Butler
Michael Jalonen

SHAREHOLDER PROPOSALS
The Corporation is subject to the rules of both the SEC under the Exchange Act, and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.
Pursuant to the rules of the SEC, Shareholder proposals intended to be presented at the 2027 annual meeting of the Shareholders of the Corporation, and to be included in the Corporation’s proxy materials for the 2027 annual meeting of the Shareholders of the Corporation, must be received by us at our office in Vancouver, British Columbia by no later than January 14, 2027, which is approximately 120 calendar days before the anniversary date on which our Circular was released to Shareholders in connection with this year’s annual meeting of the Shareholders of the Corporation, if such proposals are to be considered timely. If the date of the next annual meeting is changed by more than 30 days from the anniversary date of this year’s annual meeting of the Shareholders of the Corporation, then the deadline to submit a proposal to be considered for inclusion in next year’s proxy circular and form of proxy, is a reasonable time before we begin to print and mail proxy circular materials. Pursuant to Rule 14a-4(c)(1) under the Exchange Act, the proxies designated by the Company for the 2027 Annual Meeting of Shareholders will have discretionary authority to vote with respect to any matter presented at the meeting if the Company has not received notice of the matter by the date required by the Advance Notice Policy (with respect to a nominee) or by March 23, 2027 with respect to a proposal and in certain other instances specified in that rule. The inclusion of any Shareholder proposal in the proxy materials for the 2027 annual meeting of the Shareholders of the Corporation will be subject to the applicable provisions of the BCBCA and the rules of the SEC, including, but not limited to, Rule 14a-8 promulgated under the Exchange Act. However, it should be noted that pursuant to the Advance Notice Policy, the nomination of persons for election to the Board must be received by us no later than the 30th day before the date of the meeting (or, if the date on which the first public announcement made by the Corporation of the date of such meeting is less than 50 days prior to the meeting date, not later than the close of business on the 10th day following the date of such notice).

The BCBCA also sets out the requirements for a valid proposal to be presented at next year’s annual general meeting outside of Rule 14a-8 and provides for the rights and obligations of the Corporation and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered at next year’s annual general meeting outside of Rule 14a-8 must be received by March 23, 2027. Any shareholder proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.
To comply with the universal proxy rules, Shareholders who intend to solicit proxies for Shareholder director nominations must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, as amended, no later than April 26, 2027. Shareholder director nominations must be made by a registered owner or beneficial owner of shares of the Corporation entitled to vote at the annual meeting. The notice of a director nomination must be delivered to the Corporation Secretary in writing and must contain certain prescribed information as specified in the Corporation’s Articles and Advance Notice Policy.

ADDITIONAL INFORMATION
Additional information relating to the Corporation can be found on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. Further financial information is provided in the comparative financial statements and the management’s discussion and analysis of the Corporation for its most recently completed financial year ended December 31, 2025, which have been filed on SEDAR+, and are included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025, which has been filed on EDGAR at www.sec.gov. The Corporation will provide these documents to any Shareholder, without charge, upon request to the Secretary of the Corporation.
APPROVAL
The contents of this Circular, and the sending thereof to the Shareholders, have been approved by the directors of the Corporation.
DATED at Toronto, Ontario as of this 29th day of April, 2026.

BY ORDER OF THE BOARD

(Signed) “Richard Young”
President, Chief Executive Officer & Director

APPENDIX “A”
MANDATE OF THE BOARD OF DIRECTORS
PURPOSE
The board of directors (the “Board”) of i-80 Gold Corp. (the “Company”) is responsible for the supervision of the senior management of the business, the going concern and general affairs of the Company. The Board shall conduct the procedures, and manage the responsibilities and obligations set out below, either directly or through committees of the Board, currently consisting of the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Technical, Safety and Sustainability Committee (the “Standing Committees”).
COMPOSITION
The Board should consist of individuals who possess skills and competencies in areas that are relevant to the business and affairs of the Company. At least a majority of the directors will be deemed to be “independent” directors within the meaning of applicable securities laws, instruments, rules and policies and regulatory requirements, including all applicable stock exchange rules (collectively “Applicable Laws”).
The directors of the Company will be elected at the annual meeting of the shareholders of the Company and shall serve no longer than the close of the next annual meeting of shareholders, subject to their re-election.
MEETINGS
The Board shall have at least four regularly scheduled meetings, at least one in each quarter, in each financial year.
The Chairman, the Chief Executive Officer (the “CEO”) and the Lead Director, if any, are responsible for the agenda for each meeting of the Board. Prior to each Board meeting, the Chairman and the CEO should discuss agenda items for the meeting with the Lead Director, if any. Materials for each meeting shall be distributed to the Board sufficiently in advance of the meeting.
Directors are expected to attend all meetings of the Board and its Committees (of which they are a member), unless adequate notification of absence is provided, and to adequately review meeting materials in advance of each meeting.
The independent directors of the Board, within the meaning of Applicable Laws, should hold an in-camera session without the non-independent directors and officers present at each meeting of the Board. The Chairman, if independent, and if not independent, the Lead Director if any, should chair the in-camera sessions.
BOARD COMMITTEES
The Board may appoint such committees from time to time as it considers appropriate. Each Standing Committee shall have a mandate that is approved by the Board setting out the responsibilities of, and the extent of the powers delegated to, such committee by the Board.
RESPONSIBILITIES
Conduct
Board members are required to exercise their business judgment by acting honestly and in good faith in the best interests of the Company. In discharging this duty, Board members rely on the honesty and integrity of the Company’s management, outside advisors and consultants.
1

Oversight of Management and the Board
The Board is responsible for the appointment, and replacement, of senior management of the Company. The Board should ensure that appropriate succession planning, including the appointment, training and monitoring of the senior officers and members of the Board, is in place.
The Board is responsible for satisfying itself as to the integrity of the CEO and the other senior officers and that the CEO and the other senior officers create a culture of integrity, fairness and ethics in accordance with the policies of the Company.
The Board should annually consider what additional skills and competencies would be helpful to senior management and the Board, with the Corporate Governance and Nominating Committee being responsible for identifying specific candidates for consideration for appointments to management and the Board.
Compensation
Through the Compensation Committee, the Board should review the compensation of Board members to ensure that the compensation realistically reflects the responsibilities and risks involved in being an effective director and should review the compensation of the senior officers to ensure that it is competitive within the industry and that the form of compensation aligns the interests and responsibilities of each senior officer with those of the Company.
Oversight of Financial Matters
The Board is responsible for reviewing the financial and underlying operational performance of the Company and assessing whether the Company continues to be a going concern.
The Board should review and approve the annual financial statements, management’s discussion and analysis related to such annual financial statements, budgets and forecasts, and the annual information form, management information circular and annual report, of the Company.
The Board, primarily through the Audit Committee, shall monitor and ensure the integrity of the internal controls and procedures (including adequate management information systems and the oversight of the testing of internal controls) within the Company and the financial reporting procedures of the Company.
The Board is responsible for considering, and if established, reviewing from time to time, and approving of a dividend and any dividend policy for the Company.
Oversight of Business Strategy & Risks
The Board has primary responsibility for the adoption of the strategic direction of the Company. The Board will contribute to the development of the strategic direction by approving, at least annually, a strategic plan and budget developed and proposed by the senior officers, subject to any changes required by the Board. The strategic plan and budget should take into account the business opportunities and business risks of the Company. The Board will review with the senior officers from time to time the strategic planning environment, the emergence of new opportunities, trends and risks and the implications of these factors on the strategic direction of the Company. The Board will review and approve the financial objectives, plans and actions of the Company, including significant capital allocations and expenditures including the going concern of the Company.
The Board is responsible for overseeing the principal risks of the Company’s business, including environmental and social issues, utilizing management and external resources to ensure all principal and material risks are identified, assessed, monitored and effectively managed by the senior management team. In providing such oversight, the Board shall ensure the implementation of appropriate systems to effectively monitor and manage these risks. The Board shall ensure it is fully informed as to the assessment methodology of any potentially material risks to the Company. In discharging its oversight duties, each Standing Committee shall also include risk oversight as a responsibility within the functional area of their mandate.
2

The Board should monitor corporate performance against the approved strategic plan and budget, including assessing senior management and operating results, to evaluate whether the business is being appropriately managed.
Communications and Reporting to Shareholders
The Board is responsible for overseeing the continuous disclosure program of the Company with a view to satisfying itself that procedures and policies are in place and that senior management is adhering to such procedures and policies to ensure that material information is disclosed in a timely fashion.
The Board will ensure that the Company has a fulsome disclosure policy which includes a framework and procedures for investor relations and public disclosure in accordance with best practices.
Corporate Governance
The Governance Committee will recommend to the Board and the Board will establish and approve the approach and mandate of the Company to its corporate governance and all related policies.
The Board is responsible for assessing its own mandate and the effectiveness in fulfilling its mandate and the Governance Committee (the “Governance Committee”) shall assess the mandate and effectiveness of each of the other committees (considering, among other things, the recommendation of the applicable committee) from time to time and at least annually.
The Board is responsible for evaluating the relevant relationships of each independent director and is required to make an affirmative decision that any such relationship does not preclude a determination that the director is not independent within the meaning of Applicable Laws.
The Board is responsible for ensuring the establishment and compliance of appropriate standards of corporate conduct, adopt a corporate code of conduct for all employees, including senior officers, and shall ensure that procedures are in place to monitor compliance with such code. Any grants of waivers of the code of conduct shall only be granted in accordance with such code of conduct.
General
The Board is responsible for performing such other functions as are prescribed by law, including all Applicable Laws.
The Board may at any time retain outside financial, legal or other advisors at the expense of the Company. Any director may, subject to the approval of the Corporate Governance and Nominating Committee, retain an outside financial, legal or other advisor at the expense of the Company.
LEAD DIRECTOR
The Board will appoint a Lead Director in circumstances in which the Chairman of the Board is not considered independent under Applicable Laws in order to provide independent leadership, as required, to the Board and for the other purposes set forth below.
If a Lead Director is required, the Governance Committee will recommend a candidate for the position of Lead Director from amongst the independent members of the Board. The Board will be responsible for appointing the Lead Director and approving the Lead Director’s remuneration.
The Lead Director, if any, will serve at the pleasure of the Board.
The Lead Director, if any, will provide as required, independent leadership to the Board and will facilitate the functioning of the Board independently of the senior officers and the Chairman.
3

The Lead Director, if any, will:
(a)in the absence of the Chairman, act as chair of meetings of the Board;
(b)review with the Chairman and the CEO matters for presentation to the Board;
(c)consult and meet with any or all of the other independent directors, at the request of any of them and with or without the attendance of the Chairman and senior management, and represent such directors in discussions with the senior officers and Chairman concerning corporate governance and other matters;
(d)together with the Chairman and the CEO, ensure that all required matters are presented to the Board, such that the Board is able to supervise the management of the business and affairs of the Company;
(e)together with the Chairman and the Chair of the Governance Committee, ensure that the Board, the committees of the Board, individual directors and the senior officers understand and discharge their obligations under the approach to corporate governance established by the Board from time to time;
(f)mentor and counsel new members of the Board to assist them in becoming active and effective directors;
(g)facilitate the process of conducting director evaluations;
(h)promote best practices and high standards of corporate governance in accordance with the policies of the Company; and
(i)perform such other responsibilities and obligations as may be delegated to the Lead Director, if any, by the Board from time to time.
ANNUAL REVIEW
The Board shall review and reassess the adequacy of this Mandate at least annually. The Board, with the assistance of management, will ensure that this Mandate is disclosed on the Company’s website, and that this Mandate is disclosed in accordance with all applicable securities laws or regulatory requirements.
The performance of the Board shall be evaluated with reference to this Mandate annually.
FEEDBACK
The Board welcomes input and comments from shareholders of the Company relating to this mandate. Such input and comments may be sent to the Board through the non-executive Chairman of the Board in writing to: Ron Clayton, Chairman of the Board, 5190 Neil Road, Suite 460, Reno, Nevada 89502.

Approved, Amended and Restated:	Corporate Governance & Nominating Committee Board of Directors

Date:	March 31, 2025
4

i-80 Gold Corp.
(the "**Corporation**")

Annual Meeting
June 23, 2026 at 01:00 PM (Canada/Eastern Daylight)
The office of Stikeman Elliott LLP at 199 Bay Street, Suite 5300, Commerce Court West Toronto Ontario M5L 1B9 Canada
(the "**Meeting**")

Proxy Voting – Guidelines and Conditions

1. **THIS PROXY IS SOLICITED BY OR ON BEHALF OF THE MANAGEMENT OF THE CORPORATION.**
2. **THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.**
3. **If you appoint the Management Nominees indicated on the reverse to vote on your behalf, they must also vote in accordance with your instructions or, if no instructions are given, in accordance with the Voting Recommendations highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**
4. This proxy confers discretionary authority on the person named to vote in their discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.
5. **The securityholder has a right to appoint a person or company to represent the securityholder at the Meeting other than the person or company designated in the form of proxy.** Such right may be exercised by inserting, on the reverse of this form, in the space labeled "Please print appointee name", the name of the person to be appointed, who need not be a securityholder of the Corporation.
6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the securityholders of the Corporation.
7. To be valid, this proxy must be filed using one of the ***Voting Methods*** and must be received by *TSX Trust Company* before the ***Filing Deadline for Proxy,*** noted on the reverse or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chair of the Meeting in their discretion, and the Chair is under no obligation to accept or reject any particular late proxy.
8. If the holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the holder may be required to provide documentation evidencing the signatory's power to sign the proxy.
9. Guidelines for proper execution of the proxy are available at www.stac.ca. Please refer to the Proxy Protocol.

Electronic Delivery

If you are a registered securityholder and wish to enroll for electronic delivery for future issuer communications including meeting related materials, financial statements, DRS, etc., where applicable, you may do so:

1. After you vote online at www.voteproxyonline.com using your control number.
2. Through TSX Trust's online portal, Investor Insite. You may log in or enroll at https://www.tsxtrust.com/investor-login

For details go to www.tsxtrust.com/consent-to-electronic-delivery

Notice-and-Access

Disclosure regarding each matter or group of matters to be voted on is contained in the Proxy Statement dated April 29, 2026. You should review the Proxy Statement dated April 29, 2026 before voting.

i-80 Gold Corp. has elected to utilize notice and access and provide you with the following information on how to access the proxy materials:

The proxy materials are available electronically at www.sedarplus.ca and www.sec.gov/edgar and also at https://docs.tsxtrust.com/2477.

If you wish to receive a paper copy of the Meeting materials or have questions about notice-and-access, please call 1-866-600-5869. In order to receive a paper copy in time to vote before the Meeting, your request should be received by June 12, 2026.

VOTING METHOD	
Internet	Go to www.voteproxyonline.com and enter the 12 digit control number
FACSIMILE	416-595-9593
MAIL or HAND DELIVERY	TSX Trust Company 301-100 Adelaide Street West Toronto, Ontario, M5H 4H1

Investor inSite

TSX Trust Company offers at no cost to holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable holder forms and Frequently Asked Questions.

To register, please visit: https://tsxtrust.com/t/investor-hub/forms/investor-insite-registration and complete the registration form.

For assistance, please contact TSX TRUST INVESTOR SERVICES.

Mail:	301 - 100 Adelaide Street West Toronto, ON, M5H 4H1
Tel:	1-866-600-5869
Email:	tsxtis@tmx.com

TMX TSX TRUST

FORM OF PROXY ("PROXY")

i-80 Gold Corp.
(the "**Corporation**")

CONTROL NUMBER: «CONTROL_NUMBER»

Annual Meeting
June 23, 2026 at 01:00 PM
(Canada/Eastern Daylight)
The office of Stikeman Elliott LLP at 199 Bay Street, Suite 5300, Commerce Court West Toronto Ontario M5L 1B9 Canada

SECURITY CLASS: Common Shares | **RECORD DATE: April 27, 2026** | **FILING DEADLINE FOR PROXY:** **June 19, 2026 at 01:00 PM (Canada/Eastern Daylight)**

APPOINTEES

The undersigned hereby appoints **Richard Young,** whom failing **Ron Clayton,** or failing both of them **Ryan Snow,** (the "Management Nominees") or instead of any of them, the following Appointee

PLEASE PRINT APPOINTEE NAME

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with the voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS - VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

1. Number of Directors	FOR	AGAINST	ABSTAIN
To set the number of Directors at 9	☐	☐	☐

2. Election of Directors	FOR	WITHHOLD
A) Richard Young	☐	☐
B) Ron Clayton	☐	☐
C) John Begeman	☐	☐
D) Ronald Butler	☐	☐
E) Steven Yopps	☐	☐
F) Stephen Gottesfeld	☐	☐
G) Cassandra Joseph	☐	☐
H) Arthur Einav	☐	☐
I) Michael Jalonen	☐	☐

3. Appointment of Auditor	FOR	WITHHOLD
Appointment of Grant Thornton LLP (USA) as Auditor of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

The Proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED**

PLEASE PRINT NAME

Signature of registered owner(s) Date(MM/DD/YYYY)